SEC File Nos.
2-34371
811-1884

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 56   (X)

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 35 (X)


                                   ENDOWMENTS
                                  ------------
               (Exact name of registrant as specified in charter)

    P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
              (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (415) 421-9360


                                 Patrick F. Quan
                                        -
                          Vice President and Secretary
                                   Endowments
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120

                     (Name and address of agent for service)

                                    Copy to:

                               Julie Allecta, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                                55 Second Street
                         San Francisco, California 94105


                  Approximate date of proposed public offering:

                    [X] It is proposed that this filing will
                       become effective on October 1, 2005
                        pursuant to paragraph (b) of Rule
                                      485.

logo - Capital Research and Management (sm)]




Endowments/SM/



Endowments (the "Trust") is an open-end management investment company with two diversified series, Growth and Income Portfolio and Bond Portfolio (individually, a "fund," and collectively, the "funds").

Shareholders of the Trust are limited to (a) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (b) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (c) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of its shareholders.


PROSPECTUS


October 1, 2005

TABLE OF CONTENTS
 1    Risk/Return summary
 5    Fees and expenses of the funds
 6    Investment objectives, strategies and risks
10    Management and organization
13    Shareholder information
13    Purchase and exchange of shares
16    How to sell shares
18    Distributions and taxes
19    Financial highlights
21   Appendix



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Risk/Return summary

GROWTH AND INCOME PORTFOLIO The fund seeks primarily to make your investment grow over time and, secondarily, to provide you with income and preserve capital. The fund invests primarily in common stocks or securities convertible into common stocks that have favorable prospects for long-term growth of capital and income.

The fund is designed for investors seeking long-term growth of principal, as well as income and preservation of capital. Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests, as well as economic, political or social events in the United States or abroad.

BOND PORTFOLIO The fund seeks to maximize your level of current income and preserve your capital. Any capital appreciation is incidental to the fund's objective of current income. The fund invests in investment-grade debt securities.

The fund is designed for investors seeking current income, as well as capital preservation. The prices of and the income generated by debt securities owned by the fund may be affected by changing interest rates and credit risk assessments. Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests, as well as economic, political or social events in the United States or abroad.

RISKS APPLICABLE TO BOTH FUNDS Although all securities in the funds' portfolios may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the United States may be affected to a greater extent.

Your investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.


                                     1
Endowments / Prospectus

HISTORICAL INVESTMENT RESULTS

The bar charts below show how the funds' investment results have varied from year to year, and the Investment Results tables on the following pages show how the funds' average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the funds. All fund results reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements. Past results are not predictive of future results.

GROWTH AND INCOME PORTFOLIO
Calendar year total returns

[Begin - Bar Chart]
1995            28.31
1996            17.43
1997            28.81
1998            11.28
1999             3.64
2000            18.21
2001             1.66
2002           -10.42
2003            28.70
2004             8.30
[End - Bar Chart]


Highest/Lowest quarterly results during this time period were:

HIGHEST                                                        15.02%  (quarter ended June 30, 2003)
LOWEST                                                        -15.40%  (quarter ended September 30, 2002)



The fund's total return for the six months ended June 30, 2005, was -0.86%.


                                     2
                                                        Endowments / Prospectus

 INVESTMENT RESULTS
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:
                                1 YEAR          5 YEARS           10 YEARS
-------------------------------------------------------------------------------
 GROWTH AND INCOME
 PORTFOLIO -- FIRST SOLD 7/26/75        8.30%           8.45%             12.88%

 S&P 500/1/                            10.87           -2.30              12.07
 Lipper Growth and Income              11.72            1.65              10.72
 Funds Index/2/
 30-day yield at July 31, 2005: 1.59%/3/
 (For current yield information, please call American Funds Service Company at 800/421-8511, ext. 99635.)



/1/ Standard & Poor's 500 Composite Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect transaction costs, expenses or taxes.
/2/ Lipper Growth and Income Funds Index is an equally weighted index of funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include reinvestment of dividend and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
/3/ Reflects a fee waiver (1.54% without the waiver) as described in the Annual
    Fund Operating Expenses table under "Fees and expenses of the funds."


                                     3
Endowments / Prospectus

BOND PORTFOLIO

[Begin - Bar Chart]
1995            15.99
1996             3.99
1997             8.72
1998             7.47
1999           - 0.40
2000             9.72
2001             7.77
2002             8.29
2003             9.66
2004             4.80
[End - Bar Chart]





Highest/Lowest quarterly results during this time period were:

HIGHEST                                                        4.49%  (quarter ended June 30, 2003)
LOWEST                                                        -2.74%  (quarter ended June 30, 2004)


The fund's total return for the six months ended June 30, 2005, was 1.75%.



 INVESTMENT RESULTS
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:
                             1 YEAR            5 YEARS             10 YEARS
---------------------------------------------------------------------------------
 BOND PORTFOLIO -- FIRST SOLD 7/26/75          4.80%              8.03%               7.52%
 Lehman Brothers Aggregate Bond Index /1/      4.34               7.71                7.72

---------------------------------------------------------------------------------
 30-day yield at July 31, 2005: 4.37%/2/
 (For current yield information, please call American Funds Service Company at
  800/421-8511, ext. 99635.)


/1/ Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes.
/2/ Reflects a fee waiver (4.32% without the waiver) as described in the Annual
    Fund Operating Expenses table under "Fees and expenses of the funds."


                                     4
                                                        Endowments / Prospectus

Fees and expenses of the funds

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                GROWTH
                                                  AND
                                                INCOME       BOND
                                               PORTFOLIO   PORTFOLIO
 Maximum initial sales charge on purchases       none        none
 (as a percentage of offering price)
---------------------------------------------------------------------
 Maximum sales charge on reinvested dividends    none        none
---------------------------------------------------------------------
 Maximum contingent deferred sales charge        none        none
---------------------------------------------------------------------
 Redemption or exchange fees                     none        none




 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                            GROWTH
                                              AND
                                            INCOME       BOND
                                           PORTFOLIO   PORTFOLIO
-------------------------------------------
 Management fees                             0.50%       0.50%
-------------------------------------------
 Distribution and/or service (12b-1) fees    none        none
-------------------------------------------
 Other expenses                              0.19        0.24
-------------------------------------------
 Total annual fund operating expenses/*/     0.69        0.74


/*/ The funds' investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect any waivers. Information regarding the effect of any waivers on total annual fund operating expenses can be found in the Financial Highlights table and the audited financial statements in the funds' annual report.

EXAMPLES

The examples below are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods indicated, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested and that each fund's operating expenses remain the same as shown above. The examples do not reflect the impact of any fee waivers or expense reimbursements.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:



                              1 YEAR  3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------
 Growth and Income Portfolio   $70     $221     $384       $859
------------------------------------------------------------------
 Bond Portfolio                 76      237      411        918
------------------------------------------------------------------



                                     5
Endowments / Prospectus

Investment objectives, strategies and risks

GROWTH AND INCOME PORTFOLIO The primary investment objective of the fund is long-term growth of principal, with income and preservation of capital as secondary objectives. The fund invests primarily in common stocks or securities convertible into common stocks. The fund emphasizes stocks of companies that have favorable prospects for long-term growth of capital and income.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations.

BOND PORTFOLIO The investment objective of the fund is to seek as high a level of current income as is consistent with the preservation of capital. The fund invests in debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. The fund also invests in securities issued and guaranteed by the U.S. government. Normally, at least 80% of the fund's assets will be invested in bonds.

The prices of and the income generated by most debt securities held by the fund may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities.

A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO The funds may hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger amount of such holdings could negatively affect the funds' investment results in a period of rising market prices; conversely, it could reduce the magnitude of the funds' loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.


                                     6
                                                        Endowments / Prospectus

The funds rely on the professional judgment of their investment adviser to make decisions about each fund's portfolio holdings. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent above-average long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

As the majority of the funds' shareholders are nonprofit institutions, the funds' portfolio holdings will be consistent with the standards generally considered prudent by fiduciaries and trustees of such institutions.

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the funds have other investment practices that are described in this prospectus and in the statement of additional information.

Growth and Income Portfolio may invest its assets in common stocks and other securities of issuers domiciled outside the United States. Bond Portfolio may invest in obligations of corporations or government entities domiciled outside the United States and Canada. All Canadian and other non-U.S. securities purchased by Bond Portfolio will be liquid and meet the quality standards set forth above. In determining the domicile of an issuer, the investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International ("MSCI"), and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations. The value of non-U.S. securities can decline in response to various factors, including currency fluctuations; political, social and economic instability; differing securities regulations; and administrative difficulties, such as delays in clearing and settling portfolio transactions.


                                     7
Endowments / Prospectus

The following charts illustrate selected information from the funds' investment portfolios.



                          GROWTH AND INCOME PORTFOLIO

[Begin - Pie Chart]
INDUSTRY SECTOR DIVERSIFICATION AS OF JULY 31, 2005

Information technology          14.47%
Consumer staples                13.46
Financials                      11.99
Health care                     11.76
Consumer discretionary          10.14
Industrials                      9.14
Energy                           7.95
Materials                        2.63
Telecommunication services       2.38
Miscellaneous                    2.37
Utilities                        2.14
Convertible securities           0.98
Cash & equivalents              10.59
[End - Pie Chart]




                                                      PERCENT OF
 10 LARGEST INDIVIDUAL HOLDINGS AS OF JULY 31, 2005   NET ASSETS
 Exxon Mobil                                             2.87%
------------------------------------------------------------------
 Altria Group                                            2.77
------------------------------------------------------------------
 Wal-Mart Stores                                         2.37
------------------------------------------------------------------
 Texas Instruments                                       2.33
------------------------------------------------------------------
 Microsoft                                               2.29
------------------------------------------------------------------
 Royal Dutch Shell                                       2.27
------------------------------------------------------------------
 Intel                                                   2.04
------------------------------------------------------------------
 Medtronic                                               2.03
------------------------------------------------------------------
 Chevron                                                 2.02
------------------------------------------------------------------
 Lowe's Companies                                        1.74



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at americanfunds.com/endowments.




                                     8
                                                        Endowments / Prospectus

                                 BOND PORTFOLIO


[Begin - Pie Chart]
HOLDINGS BY INVESTMENT TYPE AS OF JULY 31, 2005
Corporate bonds & notes                                 53.63%
        - Financials                                    19.16
        - Consumer discretionary                        12.03
        - Industrials                                    6.82
        - Telecommunication services                     4.85
        - Utilities                                      4.39
        - Materials                                      2.61
        - Health care                                    1.51
        - Energy                                         1.06
        - Consumer staples                               0.62
        - Information technology                         0.58
Mortgage- and asset-backed obligations                  17.85
U.S government & government agency bonds & notes        13.98
Preferred stocks                                         5.72
Municipals                                               2.15
Non-U.S.government & government agency bonds & notes     0.63
Convertible securities                                   0.58
Cash & equivalents                                       5.46
[End - Pie Chart]




 HOLDINGS BY QUALITY RATING AS OF JULY 31, 2005              PERCENT OF
                                                             NET ASSETS
 See the appendix for a description of quality categories.
 U.S. government obligations/1/                                10.01%
-------------------------------------------------------------------------
 Federal agencies                                               7.57
-------------------------------------------------------------------------
 Aaa/AAA                                                       13.95
-------------------------------------------------------------------------
 Aa/AA                                                          4.60
-------------------------------------------------------------------------
 A/A                                                           25.01
-------------------------------------------------------------------------
 Baa/BBB                                                       28.60
-------------------------------------------------------------------------
 Ba/BB or below/2/                                              4.80
 Cash & equivalents                                             5.46


/1/ These securities are backed by the full faith and credit of the U.S.
    government.
/2/ Represents bonds whose quality ratings were downgraded while held by the fund.



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at americanfunds.com/endowments.


                                     9
Endowments / Prospectus

Management and organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the funds and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 135 South State College Boulevard, Brea, California 92821. Capital Research and Management Company manages the investment portfolio of the funds. The total management fees paid by the funds, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses table under "Fees and expenses of the funds." A discussion regarding the basis for the approval of the funds' investment advisory and service agreement by the funds' Board of Trustees is contained in the funds' annual report to shareholders for the year ended July 31, 2005.

EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the funds' portfolio transactions. The investment adviser strives to obtain best execution on the funds' portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. For example, with respect to equity transactions, the funds do not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the funds' portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the funds' portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Subject to best execution, the investment adviser may consider investment research, statistical or other related services provided to the adviser in placing orders for the funds' portfolio transactions. However, when the investment adviser places orders for the funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser.



                                     10
                                                        Endowments / Prospectus

PORTFOLIO HOLDINGS

Portfolio holdings information for the funds is available on the funds' website at americanfunds.com/endowments. A link to the funds' complete lists of publicly disclosed portfolio holdings (updated as of each calendar quarter-end) is located in the "Fund information and results" section of this website. This information generally is posted to the website within 45 days from the end of the applicable quarter. This information is available on the website until new information for the next quarter is posted. Portfolio holdings information for the funds are also contained in reports filed with the Securities and Exchange Commission.

A description of the funds' policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. Currently, Capital Research and Management Company's investment analysts do not directly make investment decisions for either fund's portfolio. Investment decisions are subject to the limits provided by a fund's objective(s) and policies and the oversight of Capital Research and Management Company's investment committee.

The primary individual portfolio counselors for Growth and Income Portfolio and Bond Portfolio are:

GROWTH AND INCOME PORTFOLIO




                                                  PRIMARY TITLE WITH             PORTFOLIO
                                 PORTFOLIO        INVESTMENT ADVISER             COUNSELOR'S
                                 COUNSELOR        (OR AFFILIATE)                 ROLE IN
 PORTFOLIO COUNSELOR/            EXPERIENCE       AND INVESTMENT                 MANAGEMENT
 TITLE WITH THE TRUST           IN THIS FUND      EXPERIENCE                     OF THE FUND
------------------------------------------------------------------------------------------------------
 ROBERT G. O'DONNELL              15 years        Senior Vice President and     Serves as an equity
 Vice Chairman of the Board  (plus 18 years of    Director, Capital Research    portfolio counselor
                              prior experience    and Management Company
                                   as an
                             investment analyst   Investment professional for
                               for the fund)      33 years in total; 30 years
                                                  with Capital Research and
                                                  Management Company or
                                                  affiliate
------------------------------------------------------------------------------------------------------
 CLAUDIA P. HUNTINGTON            10 years        Senior Vice President,        Serves as an equity
 President                   (plus 20 years of    Capital Research and          portfolio counselor
                              prior experience    Management Company
                                   as an
                             investment analyst   Investment professional for
                               for the fund)      33 years in total; 30 years
                                                  with Capital Research and
                                                  Management Company or
                                                  affiliate
------------------------------------------------------------------------------------------------------
 GREGORY D. JOHNSON               6 years         Senior Vice President,        Serves as an equity
 Vice President                                   Capital Research Company      portfolio counselor

                                                  Investment professional for
                                                  12 years, all with Capital
                                                  Research and Management
                                                  Company or affiliate




                                     11
Endowments / Prospectus

BOND PORTFOLIO


                                       PRIMARY TITLE WITH      PORTFOLIO
                         PORTFOLIO     INVESTMENT ADVISER      COUNSELOR'S
                         COUNSELOR     (OR AFFILIATE)          ROLE IN
 PORTFOLIO COUNSELOR/    EXPERIENCE    AND INVESTMENT          MANAGEMENT
 TITLE WITH THE TRUST   IN THIS FUND   EXPERIENCE              OF THE FUND
-----------------------------------------------------------------------------------
 ABNER D. GOLDSTINE       30 years     Senior Vice President  Serves as a fixed-
 Senior Vice President                 and Director, Capital  income portfolio
                                       Research and           counselor
                                       Management Company

                                       Investment
                                       professional for 53
                                       years in total; 38
                                       years with Capital
                                       Research and
                                       Management Company or
                                       affiliate
-----------------------------------------------------------------------------------
 JOHN H. SMET             17 years     Senior Vice            Serves as a fixed-
 Senior Vice President                 President, Capital     income portfolio
                                       Research and           counselor
                                       Management Company

                                       Investment
                                       professional for 23
                                       years in total; 22
                                       years with Capital
                                       Research and
                                       Management Company or
                                       affiliate



Information regarding the portfolio counselors' compensation, other accounts they manage and their ownership of securities in the fund can be found in the statement of additional information.


                                     12
                                                        Endowments / Prospectus

Shareholder information

SHAREHOLDER SERVICES

American Funds Service Company, the funds' transfer agent, offers a wide range of services that you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice.

An agent of American Funds Service Company who performs transfer agent services for the funds is located at 135 South State College Boulevard, Brea, CA 92821.

A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

Purchase and exchange of shares

THE FUNDS' TRANSFER AGENT, ON BEHALF OF THE FUNDS, IS REQUIRED BY LAW TO OBTAIN CERTAIN PERSONAL INFORMATION FROM YOU OR ANY PERSON(S) ACTING ON YOUR BEHALF IN ORDER TO VERIFY YOUR OR SUCH PERSON'S IDENTITY. IF YOU DO NOT PROVIDE THE INFORMATION, THE TRANSFER AGENT MAY NOT BE ABLE TO OPEN YOUR ACCOUNT. IF THE TRANSFER AGENT IS UNABLE TO VERIFY YOUR IDENTITY OR THAT OF ANOTHER PERSON(S) AUTHORIZED TO ACT ON YOUR BEHALF, OR BELIEVES IT HAS IDENTIFIED POTENTIALLY CRIMINAL ACTIVITY, THE FUNDS RESERVE THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE SUCH OTHER ACTION THEY DEEM REASONABLE OR REQUIRED BY LAW.

The funds offer one class of shares that may be purchased directly from the funds or through certain registered investment advisers (who may impose transaction charges in addition to those described in this prospectus) only by:
(a) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (b) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (c) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. Any shareholder that no longer fulfills the characteristics described above must transfer its shares to an eligible entity or, at the shareholder's option, sell its shares at net asset value.

The minimum initial purchase is $50,000 and may be met by investing in one or both funds; there is no minimum on subsequent investments. The minimum initial investment may be reduced for investments that meet certain standards.

The purchase price of shares may be paid in cash or in acceptable securities valued in accordance with the valuation procedures described in the statement of additional information under "Purchase of shares" and "Price of shares." Acceptable securities are those securities deemed to be consistent with the investment objectives and policies of the funds by Capital Research and Management Company.


                                     13
Endowments / Prospectus

Various services are available as described below.

EXCHANGE

Generally, you may exchange your shares of Growth and Income Portfolio and/or Bond Portfolio into Class A or 529-A shares of the American Funds, subject to the appropriate sales charge. EXCHANGES TO CLASS 529-A SHARES MAY RESULT IN SIGNIFICANT LEGAL AND TAX CONSEQUENCES AS DESCRIBED IN THE COLLEGEAMERICA/(R) /PROGRAM DESCRIPTION. Please consult your financial adviser before making such an exchange. CollegeAmerica is sponsored by and is a registered trademark of Virginia College Savings Plan./SM/

Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by telephone or fax" for information regarding electronic exchanges.

FREQUENT TRADING OF FUND SHARES

THE FUNDS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUNDS ARE NOT DESIGNED TO SERVE AS VEHICLES FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM FLUCTUATIONS IN THE SECURITIES MARKETS. ACCORDINGLY, PURCHASES INCLUDING THOSE THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUNDS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUNDS MAY BE REJECTED. FREQUENT TRADING OF THE FUNDS' SHARES MAY LEAD TO INCREASED COSTS TO THE FUNDS AND LESS EFFICIENT MANAGEMENT OF THE FUNDS' PORTFOLIOS, RESULTING IN DILUTION OF THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS.

The funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the funds' shares. Under the funds' "purchase blocking policy," any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $5,000 or more from either fund will be precluded from investing in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction.

Under the funds' purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase and purchases and redemptions of shares having a value of less than $5,000. The statement of additional information contains more information about how American Funds Service Company may address other potentially abusive trading activity in the funds.

VALUING SHARES

The net asset value of each fund is the value of a single share. Each fund calculates the net asset value each day the New York Stock Exchange is open as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the funds have adopted procedures for making "fair


                                     14
                                                        Endowments / Prospectus
value" determinations if market quotations are not readily available or are not considered reliable. Use of these procedures is intended to result in more appropriate net asset values.

Because each fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request.

SALES CHARGE REDUCTIONS

To receive a reduction in your Class A initial sales charge for the American Funds, you must let your registered investment adviser or American Funds Service Company know at the time you purchase shares of the American Funds that you qualify for such a reduction. If you do not let your adviser or American Funds Service Company know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the funds and American Funds.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of shares of the funds and purchases of any class of shares of the American Funds to qualify for a reduced Class A sales charge for the American Funds. Direct purchases of American Funds money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing holdings in the funds, as well as your holdings in any class of shares of the American Funds, to determine your Class A sales charge for the American Funds. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). You should retain any records necessary to substantiate the historical amounts you have invested. Direct purchases of American Funds money market funds are excluded.


 STATEMENT OF INTENTION

 If you purchase shares of the funds along with shares of the American Funds, you may reduce your Class A sales charge for the American Funds by establishing a statement of intention. A statement of intention allows you to combine all American Funds



                                     15
Endowments / Prospectus
 non-money market fund purchases of all share classes you intend to make over a

 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment and reinvested dividends and capital gains do not apply toward these combined purchases. At your request, purchases made during the previous 90 days may be included. A portion of your account may be held in escrow to cover additional Class A sales charges for the American Funds that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

How to sell shares

You may sell (redeem) shares in any of the following ways:

 THROUGH YOUR REGISTERED INVESTMENT ADVISER

 .Shares purchased through registered investment advisers must be sold through the advisers (who may impose transaction charges not described in this prospectus).

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

  -- over $75,000;

  -- made payable to someone other than the registered shareholder(s); or

  -- sent to an address other than the address of record, or an address of record that has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY

 . Redemptions by telephone or fax are limited to $75,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The funds do not have dealer agreements and do not accept redemption orders from broker-dealers.


                                     16
                                                        Endowments / Prospectus

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashier's checks) for the shares purchased have cleared (normally 15 calendar days).

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution, subject to the applicable sales charge, in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

TRANSACTIONS BY TELEPHONE OR FAX

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone or fax services on your account(s), you agree to hold the funds, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the funds may be liable for losses due to unauthorized or fraudulent instructions.


                                     17
Endowments / Prospectus

Distributions and taxes

DIVIDENDS AND DISTRIBUTIONS

Each fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of these funds or of the American Funds, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gain distributions you receive from the funds will be subject to federal income tax and may also be subject to state or local taxes -- unless you are exempt from taxation.

For federal tax purposes, dividends and distributions of short-term capital gains generally are taxable at the applicable rates for ordinary income. The funds' distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

TAXES ON TRANSACTIONS

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares and the amount you receive when you sell them.

PLEASE SEE YOUR TAX ADVISER FOR MORE INFORMATION.


                                     18
                                                        Endowments / Prospectus

Financial highlights

The Financial Highlights tables are intended to help you understand each fund's results for the past five fiscal years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and capital gain distributions). The information for Growth and Income Portfolio and Bond Portfolio has been audited by Deloitte & Touche LLP. The independent registered public accounting firm's report, along with each fund's financial statements, is included in the statement of additional information for the funds, which is available upon request.

GROWTH AND INCOME PORTFOLIO




                                 INCOME (LOSS) FROM INVESTMENT OPERATIONS/1/
                                                  Net gains
                                                 (losses) on
                      Net asset                   securities
                       value,        Net        (both realized    Total from
                      beginning   investment         and          investment
                       of year      income       unrealized)      operations
-------------------------------------------------------------------------------
Year ended 7/31/2005   $14.10        $.24          $ 1.20          $ 1.44
Year ended 7/31/2004    12.57         .20            1.53            1.73
Year ended 7/31/2003    11.61         .22             .94            1.16
Year ended 7/31/2002    13.11         .23           (1.33)          (1.10)
Year ended 7/31/2001    11.94         .30            1.81            2.11
                             DIVIDENDS AND DISTRIBUTIONS


                      Dividends                       Total
                      (from net   Distributions     dividends      Net asset
                      investment      (from            and       value, end of  Total
                       income)    capital gains)  distributions      year       return
----------------------------------------------------------------------------------------
Year ended 7/31/2005    $(.21)        $(.38)         $(.59)         $14.95      10.33%
Year ended 7/31/2004     (.20)           --           (.20)          14.10      13.81
Year ended 7/31/2003     (.20)           --           (.20)          12.57      10.18
Year ended 7/31/2002     (.24)         (.16)          (.40)          11.61      (8.60)
Year ended 7/31/2001     (.34)         (.60)          (.94)          13.11      18.23

                                      Ratio of    Ratio of
                                      expenses    expenses
                       Net assets,   to average  to average    Ratio of
                         end of      net assets  net assets   net income
                          year         before      after      to average
                      (in millions)   waivers    waivers/2/   net assets
-------------------------------------------------------------------------
Year ended 7/31/2005      $106          .69%        .66%        1.60%
Year ended 7/31/2004        90          .64         .64         1.43
Year ended 7/31/2003        76          .68         .68         1.88
Year ended 7/31/2002        63          .66         .66         1.81
Year ended 7/31/2001        61          .71         .71         2.32




                                            YEAR ENDED JULY 31
                               2005        2004        2003        2002         2001
------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE       31%         32%         29%         50%          49%
RATE



/1/ Based on average shares outstanding.
/2/ The ratios in this column reflect the impact, if any, of certain waivers.
    See the Annual Fund Operating Expenses table under "Fees and expenses of the funds" and the audited financial statements in the funds' annual report for more information.

Endowments / Prospectus

BOND PORTFOLIO


                                 INCOME (LOSS) FROM INVESTMENT OPERATIONS/1/
                                                  Net gains
                                                 (losses) on
                      Net asset                   securities
                       value,        Net        (both realized    Total from
                      beginning   investment         and          investment
                       of year      income       unrealized)      operations
-------------------------------------------------------------------------------
Year ended 7/31/2005   $16.72       $ .78           $ .05           $ .83
Year ended 7/31/2004    16.57         .83             .22            1.05
Year ended 7/31/2003    15.93         .89             .77            1.66
Year ended 7/31/2002    16.56         .99            (.53)            .46
Year ended 7/31/2001    15.79        1.16             .77            1.93
                             DIVIDENDS AND DISTRIBUTIONS


                      Dividends                       Total
                      (from net   Distributions     dividends      Net asset
                      investment      (from            and       value, end of  Total
                       income)    capital gains)  distributions      year       return
----------------------------------------------------------------------------------------
Year ended 7/31/2005   $ (.93)          --           $ (.93)        $16.62       5.07%
Year ended 7/31/2004     (.90)          --             (.90)         16.72       6.37
Year ended 7/31/2003    (1.02)          --            (1.02)         16.57      10.64
Year ended 7/31/2002    (1.09)          --            (1.09)         15.93       2.82
Year ended 7/31/2001    (1.16)          --            (1.16)         16.56      12.67

                                      Ratio of    Ratio of
                                      expenses    expenses     Ratio of
                       Net assets,   to average  to average   net income
                         end of      net assets  net assets   to average
                          year         before      after      net assets
                      (in millions)   waivers    waivers/2/
-------------------------------------------------------------------------
Year ended 7/31/2005       $65          .74%        .71%        4.61%
Year ended 7/31/2004        59          .70         .70         4.93
Year ended 7/31/2003        59          .71         .71         5.38
Year ended 7/31/2002        50          .70         .70         6.07
Year ended 7/31/2001        46          .79         .75         7.18




                                            YEAR ENDED JULY 31
                               2005        2004        2003        2002         2001
------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE       51%         36%         25%         70%          48%
RATE



/1/ Based on average shares outstanding.
/2/ The ratios in this column reflect the impact, if any, of certain waivers.
    See the Annual Fund Operating Expenses table under "Fees and expenses of the funds" and the audited financial statements in the funds' annual report for more information.
                                                        Endowments / Prospectus

Appendix

Bond Portfolio generally invests in debt securities rated Baa or BBB or better.

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



STANDARD & POOR'S CORPORATION
LONG-TERM ISSUE CREDIT RATINGS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


                                     21
Endowments / Prospectus

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                                     22
                                                        Endowments / Prospectus

[logo - Capital Research and Management (sm)]



          FOR SHAREHOLDER SERVICES          American Funds Service Company
                                            800 /421-5475, ext. 30028
          Telephone conversations may be recorded or monitored for
          verification, recordkeeping and quality-assurance
          purposes.

--------------------------------------------------------------------------------


ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS The shareholder reports contain additional information about the funds, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the funds' investment strategies, and the independent registered public accounting firm's report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The current SAI, as amended from time to time, contains more detailed information on all aspects of the funds, including the funds' financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the funds and the funds' investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the Securities and Exchange Commission (SEC). These and other related materials about the funds are available for review or to be copied at the SEC's Public Reference Room in Washington, DC (202/942-8090) or on the EDGAR database on the SEC's website at www.sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The current SAI is also available on americanfunds.com/endowments.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the funds. You may also occasionally receive proxy statements for the funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you would like to opt out of household mailings or receive a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report to shareholders, please call American Funds Service Company at 800/421-5475, ext. 30028, or write to the Secretary of the funds at P.O. Box 7650, San Francisco, California 94120.












[logo-recycled bug]




Printed on recycled paper
MFEDPR-985-1005P Litho in USA               Investment Company Act No. 811-1884
CGD/MC/9001
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
Capital International        Capital Guardian      Capital Research and Management
              Capital Bank and Trust       American Funds

                                   ENDOWMENTS

                                     Part B
                      Statement of Additional Information

                              October 1, 2005

Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, Growth and Income Portfolio and Bond Portfolio (individually, a "fund" and collectively, the "funds").


This document is not a prospectus but should be read in conjunction with the current prospectus of Endowments dated October 1, 2005. The prospectus may be obtained from your registered investment adviser or by writing to the Trust at the following address:

                                   Endowments
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                                 P.O. Box 7650
                            San Francisco, CA 94120
                                415/421-9360

                               TABLE OF CONTENTS



Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        3
Fundamental policies and investment restrictions. . . . . . . . . .       10
Management of the funds . . . . . . . . . . . . . . . . . . . . . .       12
Execution of portfolio transactions . . . . . . . . . . . . . . . .       23
Disclosure of portfolio holdings  . . . . . . . . . . . . . . . . .       24
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       27
Purchase of shares. . . . . . . . . . . . . . . . . . . . . . . . .       30
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       31
General information . . . . . . . . . . . . . . . . . . . . . . . .       35
Financial statements




                              Endowments -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each fund's net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


GROWTH AND INCOME PORTFOLIO

     EQUITY SECURITIES

     . The fund will normally invest primarily in common stocks or securities convertible into common stocks.

     NON-U.S. SECURITIES

     . The fund may invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the United States. In determining the domicile of an issuer, the fund's investment adviser, Capital Research and Management Company, will consider the domicile determination of a leading provider of global indexes, such as MSCI, and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

BOND PORTFOLIO

     DEBT SECURITIES

     . Normally, at least 80% of the fund's assets will be invested in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents).

     . The fund will invest in debt securities rated Baa or above by Moody's Investors Service (Moody's) or BBB or above by Standard & Poor's (S&P) or unrated but determined to be of equivalent quality by the investment adviser.

     . The fund has no current intention of investing in securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality by the investment adviser. The fund is not required to dispose of a security in the event that its rating is reduced below Baa or BBB (or if it is unrated, when its quality becomes equivalent to such a security).

     . The debt securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets.

     EQUITY SECURITIES

     . The fund will not acquire common stocks except through the exercise of stock conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income.

                              Endowments -- Page 2

     NON-U.S. SECURITIES

     . The fund may invest up to 20% of its assets in obligations of corporations or government entities domiciled outside the United States and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, and meet the quality standards set forth above. Up to 10% of the fund's assets may be invested in securities denominated in currencies other than the U.S. dollar. In determining the domicile of an issuer, the investment adviser will consider the domicile determination of a leading provider of global indexes, such as MSCI, and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

                        *     *     *     *     *     *

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."


GROWTH AND INCOME PORTFOLIO
---------------------------

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.


REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.


BOND PORTFOLIO
--------------

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home

                              Endowments -- Page 3
equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include:


     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the

                              Endowments -- Page 4
     financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption.


                              Endowments -- Page 5

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.


MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO
----------------------------------------------

DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and may repay the amount borrowed periodically during the life of the security or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.


Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

     RESALE RESTRICTIONS, LIQUIDITY AND VALUATION -- The funds may purchase debt securities subject to restrictions on resale. As further described in the "Restricted or illiquid securities" paragraph below, difficulty in selling such debt securities may result in losses or be costly to the funds. In addition, there may be little trading in the secondary market for particular debt securities, which may affect adversely the funds' ability to value accurately or

                              Endowments -- Page 6
     dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the funds' portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


Growth and Income Portfolio has no current intention of investing in debt securities other than U.S. Treasury securities.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they

                              Endowments -- Page 7
generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and western Europe. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The funds may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the funds' investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


CURRENCY TRANSACTIONS -- The funds may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates (although Growth and Income Portfolio has no current intention to do so). A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Each fund will not generally attempt to protect against all potential changes in exchange rates. The funds will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the funds may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the funds for U.S. federal income tax purposes.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a

                              Endowments -- Page 8
commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


RESTRICTED OR ILLIQUID SECURITIES -- The funds may purchase securities subject to restrictions on resale. Difficulty in selling such securities may result in a loss or be costly to the funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.


Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements (although Growth and Income Portfolio has no current intention to do so) under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

                              Endowments -- Page 9

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The funds' portfolio turnover rates for the fiscal years ended July 31, 2005 and 2004 were 31% and 32%, respectively, for Growth and Income Portfolio and 51% and 36%, respectively, for Bond Portfolio. See "Financial highlights" in the prospectus for the funds' annual portfolio turnover rate for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- Each fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a funds' net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

2. A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

3. A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

4. A fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

5. A fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

6. A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

7. A fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting secu-

                              Endowments -- Page 10
rities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

8. A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

NON-FUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval and apply to both funds:


1. The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts or calls.

3. The funds may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

The following non-fundamental policy applies to Growth and Income Portfolio only:


1. The fund may not invest more than 10% of its total assets in securities that are not readily marketable.

The following non-fundamental policy applies to Bond Portfolio only:


1. The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the funds' board of trustees.

                              Endowments -- Page 11

                            MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS


                                                                                     NUMBER OF PORTFOLIOS
                         POSITION     YEAR FIRST ELECTED                               WITHIN THE FUND
                         WITH THE         A TRUSTEE        PRINCIPAL OCCUPATION(S)   COMPLEX/2/ OVERSEEN    OTHER DIRECTORSHIPS/3/
    NAME AND AGE          TRUST        OF THE TRUST/1/      DURING PAST FIVE YEARS        BY TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison     Trustee               2003          Chair, First Security              4             None
 Age: 64                                                   Management (private
                                                           investments)
-----------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine      Trustee               1994          President, California              2             None
 Age: 58                                                   Institute of the Arts
-----------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda     Trustee               2000          Executive Vice President           2             None
 Age: 45                                                   and Chief Operating
                                                           Officer, California
                                                           Community Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia A.           Chairman of           1988          Chief Financial Officer,           2             None
 McBride               the Board                           Cosmetic and
 Age: 62               (independent                        Maxillofacial Surgery
                       and                                 Center, Medical City
                       Non-Executive)                      Dallas Hospital
                       and Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale         Trustee               1998          President, The Lovejoy             6             None
 Age: 70                                                   Consulting Group, Inc.
                                                           (a pro bono consulting
                                                           group advising nonprofit
                                                           organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth    Trustee               1993          Management consultant,             2             None
 Age: 69                                                   Ziebarth Company
                                                           (management and
                                                           financial consulting)
-----------------------------------------------------------------------------------------------------------------------------------



                              Endowments -- Page 12

                                     YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S) DURING
                        POSITION         A TRUSTEE             PAST FIVE YEARS AND              NUMBER OF PORTFOLIOS
                        WITH THE       AND/OR OFFICER             POSITIONS HELD                   WITHIN THE FUND
    NAME AND AGE          TRUST       OF THE TRUST/1/        WITH AFFILIATED ENTITIES      COMPLEX/2/ OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Robert G.             Vice                 1995          Senior Vice President and                      4
 O'Donnell             Chairman of                        Director, Capital Research and
 Age: 61               the Board                          Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Thomas E. Terry       Trustee              1969          Consultant; former Vice                        2
 Age: 67                                                  President and Secretary,
                                                          Capital Research and
                                                          Management Company (retired
                                                          1994)
------------------------------------------------------------------------------------------------------------------------------------

                             OTHER
                        DIRECTORSHIPS/3/
    NAME AND AGE        HELD BY TRUSTEE
-----------------------------------------
 "INTERESTED" TRUSTEES/4,5/
-----------------------------------------
 Robert G.             None
 O'Donnell
 Age: 61
-----------------------------------------
 Thomas E. Terry       None
 Age: 67
-----------------------------------------






                               POSITION         YEAR FIRST ELECTED                  PRINCIPAL OCCUPATION(S) DURING
                               WITH THE             AN OFFICER                    PAST FIVE YEARS AND POSITIONS HELD
     NAME AND AGE               TRUST            OF THE TRUST/1/                       WITH AFFILIATED ENTITIES
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Claudia P.                   President                1996         Senior Vice President, Capital Research and Management Company;
 Huntington                                                         Director, The Capital Group Companies, Inc./*/
 Age: 53
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine          Senior Vice               1995         Senior Vice President and Director, Capital Research and
 Age: 75                      President                             Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet                Senior Vice               1996         Senior Vice President, Capital Research and Management Company;
 Age: 49                      President                             Director, American Funds Distributors, Inc./*/
-----------------------------------------------------------------------------------------------------------------------------------
 Gregory D. Johnson         Vice President             2000         Senior Vice President, Capital Research Company/*/
 Age: 42
-----------------------------------------------------------------------------------------------------------------------------------
 Krista M. Johnson          Vice President             2000         Assistant Vice President -  Fund Business Management Group,
 Age: 40                                                            Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Patrick F. Quan          Vice President and           1986         Vice President - Fund Business Management Group, Capital
 Age: 47                      Secretary                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman            Treasurer                1998         Vice President - Fund Business Management Group, Capital
 Age: 35                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Ari M. Vinocor          Assistant Treasurer           2005         Vice President - Fund Business Management Group, Capital
 Age: 30                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------



                              Endowments -- Page 13

/*/ Company affiliated with Capital Research and Management Company.

/1/ Trustees and officers of the Trust serve until their resignation, removal or retirement.
/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/ This includes all directorships (other than those of the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
/4/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities.

/5/ All of the officers listed, except Krista M. Johnson, are officers and/or
    Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                              Endowments -- Page 14

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2004


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                SHARES OWNED/2/              BY TRUSTEE/3/
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Robert J. Denison                  None                       None
-------------------------------------------------------------------------------
 Steven D. Lavine                   None                       None
-------------------------------------------------------------------------------
 Joseph M. Lumarda                  None                       None
-------------------------------------------------------------------------------
 Patricia A. McBride                None                       None
-------------------------------------------------------------------------------
 Gail L. Neale                      None                   Over $100,000
-------------------------------------------------------------------------------
 Robert C. Ziebarth                 None                       None
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4/
-------------------------------------------------------------------------------
 Robert G. O'Donnell          Over $100,000/5/             Over $100,000
-------------------------------------------------------------------------------
 Thomas E. Terry                    None                       None
-------------------------------------------------------------------------------



/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.
/2/ Shareholders of the Trust are limited to: (a) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (b) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (c) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of its shareholders.

/3/ The amounts listed for "interested" Trustees include shares owned through
    The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/4/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities.
/5/ Represents assets in a charitable remainder trust for which Mr. O'Donnell serves as Trustee and is the income beneficiary.

TRUSTEE COMPENSATION -- No compensation is paid by the Trust to any officer or Trustee who is a director, officer or employee of the investment adviser or its affiliates. The Trust pays annually fees of $6,000 to Trustees who are not affiliated with the investment adviser, $1,000 for each Board of Trustees meeting attended, and $500 for each meeting attended as a member of a committee fo the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trust also reimburses certain expenses of the Trustees who are not affiliated with the investment adviser.


The Committee on Governance of the Board of Trustees, a Committee comprised exclusively of Trustees not affiliated with the investment adviser, reviews Trustee compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Committee on Governance considers a number of factors, including operational, regulatory and other developments afffecting the complexity of the Board's oversight obligations, as well as comparative industry data.

                              Endowments -- Page 15

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2005


                                                                                                   TOTAL COMPENSATION (INCLUDING
                                                                                                        VOLUNTARILY DEFERRED
                                                                                                          COMPENSATION/1/)
                                                                                                     FROM ALL FUNDS MANAGED BY
                                                                        AGGREGATE COMPENSATION    CAPITAL RESEARCH AND MANAGEMENT
                                 NAME                                       FROM THE TRUST         COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison                                                             $14,666                        $ 59,008
------------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine                                                               15,500                          15,500
------------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda                                                              16,000                          16,000
------------------------------------------------------------------------------------------------------------------------------------
 Patricia A. McBride                                                            20,500                          20,500
------------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale                                                                  15,700                         142,500
------------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth                                                             18,000                          18,000
------------------------------------------------------------------------------------------------------------------------------------



/1/ Amounts may be deferred under a non-qualified deferred compensation plan.
    Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the American Funds as designated by the Trustee.

/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.

All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations as indicated in the table below, and have had experience in dealing with the administrative and financial needs of these institutions:


                                  NAME                                     TAX-EXEMPT BOARDS ON WHICH TRUSTEE SERVES OR HAS SERVED
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison                                                        California Institute of the Arts; The Institute for
                                                                          Contemporary Arts/P.S. 1 Museum, New York; The JL
                                                                          Foundation; The Museum of Modern Art, New York; New
                                                                          Mexico Academy of Science and Mathematics; Santa Fe
                                                                          Institute
-----------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine                                                         American Council on Education; American Council on the
                                                                          Arts; Arts International; Asia Society California Center;
                                                                          Cultural Policy Network Project of the Center for Arts
                                                                          and Culture; KCET Public Broadcasting; KCRW-FM National
                                                                          Public Radio; Los Angeles Philharmonic Association; The
                                                                          Music Center Operating Company, The Music Center of Los
                                                                          Angeles County
-----------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda                                                        Asian American and Pacific Islanders in Philanthropy;
                                                                          CORO Southern California; Peter F. Drucker Graduate
                                                                          School of Management; Saint Joseph Healthcare Foundation;
                                                                          Saint Joseph Health System Foundation; Southern
                                                                          California Association for Philanthropy; Stop Gap
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia A. McBride                                                      Arts Magnet High School Advisory Board; Commemara
                                                                          Conservancy Foundation; Dallas Symphony Orchestra
                                                                          Association; Dallas Women's Council; Dallas Women's
                                                                          Foundation; Girl Scout Council, Inc.; Eugene and Margaret
                                                                          McDermott Art Fund; St. Mark's School of Texas; Southwest
                                                                          Museum of Science and Technology
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale                                                            Circus Smirkus; Concern for Dying; The Flynn Theater; The
                                                                          Frances Clark Center for Keyboard Pedagogy; National
                                                                          Advisory Council of Hampshire College; The JL Foundation;
                                                                          The Madison-Deane Initiative of the Visiting Nurse
                                                                          Association; Preservation Trust of Vermont; Shelburne
                                                                          Farms; The Vera Institute of Justice; The Vermont
                                                                          Folklife Center; Vermont Public Radio
-----------------------------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell                                                      University of California, Berkeley Foundation; Library
                                                                          Advisory Board, University of California, Berkeley; Phi
                                                                          Beta Kappa Association of Northern California; Civil War
                                                                          Preservation Trust
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas E. Terry                                                          Academy of Arts and Sciences; Chazen Museum of Art;
                                                                          Edgewood High School; Ketchum YMCA; Madison Community
                                                                          Foundation; Madison Opera, Inc.; National Football
                                                                          Scholarship Foundation; Scholarship America; Ten Chimneys
                                                                          Foundation; Waisman Center- University of Wisconsin
-----------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth                                                       Chicago Maternity Center; Choate School; Foundation for
                                                                          Reproductive Research & Education; Latin School of
                                                                          Chicago; National Association of Independent Schools;
                                                                          Naval Historical Foundation; Northwestern Memorial
                                                                          Hospital
-----------------------------------------------------------------------------------------------------------------------------------



                              Endowments -- Page 16

TRUST ORGANIZATION AND THE BOARD OF TRUSTEES -- Endowments, Inc., the predecessor to Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to Bond Portfolio, was organized as a Delaware corporation in 1970. Endowments, Inc. and Bond Portfolio for Endowments, Inc. were reorganized as two separate series of Endowments, a Delaware business trust which is a registered, open-end, diversified management investment company organized on May 14, 1998. The two separate series are called Growth and Income Portfolio and Bond Portfolio. On July 31, 1998, all assets of Endowments, Inc. and Bond Portfolio for Endowments, Inc. were transferred to Growth and Income Portfolio and Bond Portfolio, respectively. As a result, certain financial and other information appearing in the prospectus and statement of additional information reflect the operations of these predecessor entities through the date of the reorganization.


Delaware law charges Trustees with the duty of managing the business affairs of the Trust. Trustees are considered to be fiduciaries of the Trust and should act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use to attain the purposes of the Trust. In addition, the Trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.


All fund operations are supervised by the funds' Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.


The Trust's Trust Instrument and by-laws as well as separate indemnification agreements that the Trust has entered into with Trustees who are not "interested persons" of the Trust, provide in effect that, subject to certain conditions, the Trust will indemnify its officers and Trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, Trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


COMMITTEES OF THE BOARD OF TRUSTEES -- The funds have an Audit Committee comprised of Robert J. Denison, Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is an "interested person" of the funds within the meaning of

                              Endowments -- Page 17
the 1940 Act. The Committee provides oversight regarding the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers. The Committee acts as a liaison between the funds' independent registered public accounting firm and the full Board of Trustees. Four Audit Committee meetings were held during the 2005 fiscal year.


The funds have a Contracts Committee comprised of Robert J. Denison, Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the funds and their investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement that the funds may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. One Contracts Committee meeting was held during the 2005 fiscal year.


The funds have a Committee on Governance comprised of Robert J. Denison, Steven
D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates independent Trustee candidates to the full Board of Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee on Governance of the funds, addressed to the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Three Committee on Governance meetings were held during the 2005 fiscal year.


PROXY VOTING PROCEDURES AND GUIDELINES -- The funds and their investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the funds, other American Funds and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

                              Endowments -- Page 18

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year, will be available on or about September 1 of each year, (a) without charge, upon request by calling American Funds Service Company at 800/421-0180 or (b) on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                              Endowments -- Page 19

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the funds to own beneficially 5% or more of their shares as of the opening of business on September 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.


GROWTH AND INCOME PORTFOLIO



                                                              OWNERSHIP
                    NAME AND ADDRESS                         PERCENTAGE
----------------------------------------------------------------------------
 California Institute of the Arts                               7.10%
 24700 McBean Parkway
 Valencia, CA 91355-2397
----------------------------------------------------------------------------
 Facey Medical Foundation                                       6.85
 15451 San Fernando Mission Blvd.  Ste. 300
 Mission Hills, CA 91345-1420
----------------------------------------------------------------------------




BOND PORTFOLIO

                                                              OWNERSHIP
                    NAME AND ADDRESS                         PERCENTAGE
----------------------------------------------------------------------------
 CGTC Agent                                                    10.16%
 120 S State College Blvd.
 Brea, CA 92821-5805
----------------------------------------------------------------------------
 Facey Medical Foundation                                       8.14
 15451 San Fernando Mission Blvd.  Ste 300
 Mission Hills, CA 91345-1420
----------------------------------------------------------------------------
 California Institute of the Arts                               6.41
 24700 McBean Parkway
 Valencia, CA 91355-2397
----------------------------------------------------------------------------

Shareholder inquiries may be made in writing to Endowments, c/o American Funds Service Company, Attention: IIS Team, 135 South State College Boulevard, Brea, CA 92821 or by calling 800/421-5475, ext. 30028.


INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

                              Endowments -- Page 20

The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio counselor's management of the funds and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the investment adviser believes that all issues relating to potential material conflicts of interest involving the funds and its other managed funds and accounts have been addressed.


COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. Portfolio counselors and investment analysts may manage assets in other mutual funds advised by Capital Research and Management Company. Currently, the investment adviser's investment analysts do not directly make investment decisions for either fund's portfolio. Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greatest weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which the funds' portfolio counselors are measured include: S&P 500 and Lipper Growth and Income Funds Index, adjusted (Growth and Income Portfolio) and Lehman Aggregate Bond Index (Bond Portfolio).


PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may be affiliated with charitable trusts or family foundations that hold shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                              Endowments -- Page 21

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF JULY 31, 2005:




                                                             NUMBER
                                                            OF OTHER
                                            NUMBER           POOLED
                                           OF OTHER        INVESTMENT         NUMBER
                                          REGISTERED        VEHICLES         OF OTHER
                                          INVESTMENT         (PIVS)          ACCOUNTS
                                       COMPANIES (RICS)       THAT             THAT
                                             THAT           PORTFOLIO        PORTFOLIO
                                           PORTFOLIO        COUNSELOR        COUNSELOR
                        DOLLAR RANGE       COUNSELOR         MANAGES          MANAGES
                           OF FUND          MANAGES        (ASSETS OF       (ASSETS OF
      PORTFOLIO            SHARES       (ASSETS OF RICS       PIVS        OTHER ACCOUNTS
      COUNSELOR           OWNED/1/      IN BILLIONS)/2/   IN BILLIONS)    IN BILLIONS)/3/
--------------------------------------------------------------------------------------------
 GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------------------
 Robert G. O'Donnell     $500,001 --     4      $208.3/4/     None             None
                         $1,000,000/*/
--------------------------------------------------------------------------------------------
 Claudia P.              $100,001 --     4      $105.3/4/  1    $0.01/5/       None
 Huntington               $500,000/*/
--------------------------------------------------------------------------------------------
 Gregory D. Johnson        None/**/      2      $129.1/4/     None             None
--------------------------------------------------------------------------------------------
 BOND PORTFOLIO
--------------------------------------------------------------------------------------------
 Abner D. Goldstine        None/**/      5      $205.6/4/     None             None
--------------------------------------------------------------------------------------------
 John H. Smet              None/**/      5      $198.0/4/     None          3       $1.97/6/
--------------------------------------------------------------------------------------------



/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
    $1,000,000; and Over $1,000,000.
/2/ Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s).
/3/ Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
/4/ Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/5/ Represents a fund sub-advised by Capital Research and Management Company and sold in Canada. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/6/ Represents fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/*/ Reflects holdings in an individual charitable remainder unit trust or family foundation.
/**/Ownership of fund shares is limited to nonprofit organizations, as such, individuals do not have the ability to own fund shares.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreements (the "Agreements") between the funds and the investment adviser will continue in effect until July 27, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each fund, and (b) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross

                              Endowments -- Page 22
negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the funds' executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the funds' offices. The funds pay all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to their shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees and expenses paid to Trustees unaffiliated with the investment adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.


The investment adviser receives a management fee at the annual rates of 1/2 of 1% of each fund's average daily net assets up to $150,000,000 and 4/10 of 1% of the portion of such average daily net assets over $150,000,000.


The Agreements provide for a management fee reduction to the extent that each fund's annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


For the fiscal years ended July 31, 2005, 2004 and 2003, the investment adviser received advisory fees from Growth and Income Portfolio of $498,032, $429,224 and $334,342, respectively. For the fiscal years ended July 31, 2005, 2004 and 2003, the investment adviser received advisory fees from Bond Portfolio of $316,152, $297,456 and $275,354, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. For the period ended July 31, 2005, management fees were reduced by $31,558 and $19,876 for Growth and Income and Bond Portfolios, respectively, as a result of these waivers.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the funds' portfolio transactions. Portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

                              Endowments -- Page 23

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the 2005, 2004 and 2003 fiscal years for Growth and Income Portfolio amounted to $50,669, $45,255 and $59,097, respectively. With respect to fixed income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The increase in commissions paid from 2004 to 2005 was attributable to growth of the fund's shares which led the fund to purchase additional securities for its portfolio, thereby increasing brokerage commissions paid.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the 2005, 2004 and 2003 fiscal years for Bond Portfolio amounted to $52,572, $25,670 and $42,524, respectively. The volume of trading activity increased during the year, resulting in an increase in dealer concessions paid on portfolio transactions.


The funds are required to disclose information regarding investments in the securities of their "regular" broker-dealers (or parent companies of their regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the funds the largest amount of brokerage commissions by participating, directly or indirectly, in the funds' portfolio transactions during the funds' most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the funds during the funds' most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the funds during the funds' most recent fiscal year.


At the end of the funds' most recent fiscal year, the funds' regular broker-dealers included Banc of America Securities, LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities. As of the funds' fiscal year-end, Growth and Income Portfolio held equity securities of Bank of America Corp. in the amount of $872,000 and Citigroup Inc. in the amount of $652,500. Bond Portfolio held debt securities of Citigroup Inc. in the amount of $250,095 and J.P. Morgan Chase & Co. in the amount of $346,094.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The funds' investment adviser, on behalf of the funds, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the funds' Board of Trustees and compliance will be periodically assessed by the Board in connection with reporting from the funds' Chief Compliance Officer.


Under these policies and procedures, each fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the funds' website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the funds' website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the funds' website. Affiliates of the funds (including the funds' Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such

                              Endowments -- Page 24
as the fund's custodian and outside counsel) who require portfolio holdings information for legitimate business and fund oversight purposes may receive the information earlier.


Affiliated persons of the funds as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the funds' website to persons not affiliated with the funds (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the funds' website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the funds nor their investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.


Subject to Board policies, the authority to disclose a funds' portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the funds' investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the funds' portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the funds' website (other than to certain fund service providers for legitimate business and fund oversight purposes), helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased or sold at the net asset value price next determined after the purchase or sell order is received and accepted by each fund or the Transfer Agent; the net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with registered investment advisers or their authorized designees, accepted by the Transfer Agent, the registered investment adviser or any of their designees. The registered investment adviser is responsible for promptly transmitting purchase and sell orders to the Transfer Agent. Orders received by the registered investment adviser or authorized designee, the Transfer Agent, or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that registered investment advisers may have their own rules about share transactions and may have earlier cut-off times than those of the funds. For more information about how to purchase through your registered investment adviser, contact your registered investment adviser directly.


The price you pay for shares is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes

                              Endowments -- Page 25
at 1:00 p.m., the funds' share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the funds' Board. Subject to its oversight, the funds' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the funds' investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the funds might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related

                              Endowments -- Page 26
securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, each fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, each fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by each fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although

                              Endowments -- Page 27
each fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, each fund may determine that it is in the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the funds, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the American Funds, as provided in the prospectus and statement of additional information.


     DIVIDENDS -- Each fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the funds accrue receivables or liabilities denominated in a foreign currency and the time the funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the funds' investment company taxable income to be distributed to its shareholders as ordinary income.


     If the funds invest in stock of certain passive foreign investment companies, the funds may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the funds' holding period for the stock. The distribution or gain so allocated to any taxable year of the funds, other than the taxable year of the excess distribution or disposition, would be taxed to the funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the funds' investment company taxable income and, accordingly, would not be taxable to the funds to the extent distributed by the funds as a dividend to its shareholders.


     To avoid such tax and interest, the funds intend to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

                              Endowments -- Page 28

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the funds each year, even though the funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the funds that must be distributed to shareholders in order to maintain the qualification of the funds as regulated investment companies and to avoid federal income taxation at the level of the funds.


     In addition, some of the bonds may be purchased by the funds at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If a fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the funds from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the funds.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the funds for reinvestment, requiring federal income taxes to be paid thereon by the funds, the funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate,will be able to claim a pro rata share of federal income taxes paid by the funds on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - Fund shareholders are generally exempt from taxation under Internal Revenue Code Section 501(c). Therefore, distributions from the fund and transactions in fund shares should not result in income tax consequences to shareholders.

                              Endowments -- Page 29

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                               PURCHASE OF SHARES

The purchase of shares may be made in cash or in a like value of acceptable securities. Such securities will: (a) be acquired for investment and not for resale; (b) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (c) have a value which is readily ascertainable.


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the funds' "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.


OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could be harmful to the funds - for example, short-term trading activity. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


The following services are available in connection with the purchase of the American Funds.


     STATEMENT OF INTENTION -- If you purchase Growth and Income Portfolio and/or Bond Portfolio, along with shares of the American Funds, by establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to American Funds Distributors, Inc., the principal underwriter of the American Funds, the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the principal underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during

                              Endowments -- Page 30
     which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     CONCURRENT PURCHASES -- As described in the prospectus, you may combine purchases of Growth and Income and/or Bond Portfolio and purchases of all classes of shares of the American Funds to qualify for a reduced Class A sales charge for the American Funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds are excluded.

     RIGHTS OF ACCUMULATION -- You may take into account the current value of your existing holdings in Growth and Income Portfolio and Bond Portfolio, as well as your holdings in any class of shares of the American Funds to determine your Class A sales charge for the American Funds. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation and reinvested dividends and capital gains). Direct purchases of money market funds are excluded.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent or registered investment adviser.


For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the funds not reasonably practicable.


Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the Board of Trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the

                              Endowments -- Page 31
fund's portfolio securities in lieu of cash, may incur transaction charges in the event of a sale of the securities through an intermediary.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR REGISTERED INVESTMENT ADVISER

      *) Shares purchased through registered investment advisers must be sold through the advisers (who may impose transaction charges not described in this prospectus).

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

      *)   Requests must be signed by the registered shareholder(s).

      *)   A signature guarantee is required if the redemption is:

          -  over $75,000;

          -  made payable to someone other than the registered shareholder(s);
             or

          - sent to an address other than the address of record, or an address of record that has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


      *)   Additional documentation may be required.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY

      *) Redemptions by telephone or fax are limited to $75,000 per shareholder each day.

      *)  Checks must be made payable to the registered shareholder(s).

      *) Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The funds do not have dealer agreements with, and do not accept redemption orders from, broker-dealers."


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

                              Endowments -- Page 32

If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution, subject to the appropriate sales charge, in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with a registered investment adviser.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the funds at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the funds, the Transfer Agent or your registered investment adviser.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains (distributions) of Growth and Income Portfolio and/or Bond Portfolio into Class A shares of any American Funds (except Class 529-A shares) at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may only exchange shares of the funds into Class A shares of the American Funds. Exchange purchases are subject to the minimum investment requirements of the fund purchased and are subject to applicable sales charges on the fund being purchased, unless shares of Growth and Income Portfolio and/or Bond Portfolio were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges to Class 529-A shares may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.

                              Endowments -- Page 33

Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES -- You may automatically exchange shares of the funds in amounts of $50 or more among Class A shares of any American Funds on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS -- You may automatically withdraw shares from the funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


TELEPHONE REDEMPTIONS AND EXCHANGES -- By using the telephone, fax or telegraph redemption and/or exchange options, you agree to hold each fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                              Endowments -- Page 34

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If a fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $463 for services with respect to Growth and Income Portfolio shares and $410 for services with respect to Bond Portfolio shares for the 2005 fiscal year.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the Trust's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent registered public accounting firm is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, serves as counsel for the funds and for Trustees who are not "interested persons" (as defined by the 1940 Act) of the funds in their capacities as such. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the funds' investment adviser or any of its affiliated companies. A determination with respect to the independence of the funds' "independent legal counsel" will be made at least annually by the independent Trustees of the funds, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The funds' fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The funds and Capital Research and Management Company and its affiliated companies, have adopted codes of ethics that allow for personal investments, including

                              Endowments -- Page 35
securities in which each fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the American Funds Distributors, Inc., the principal underwriter to the American Funds. The complaint alleges violations of certain NASD rules by the American Funds Distributors, Inc. with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.


On March 24, 2005, the investment adviser and American Funds Distributors, Inc. filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and American Funds Distributors, Inc. that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and American Funds Distributors, Inc.'s complaint, the Attorney General of the State of California filed a complaint against the American Funds Distributors, Inc. and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.


The investment adviser believes that these matters are not likely to have a material adverse effect on the funds or on the ability of the investment adviser to perform its contract with the funds. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and American Funds Distributors, Inc. are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."

                              Endowments -- Page 36

[logo - CAPITAL RESEARCH AND MANAGEMENT (SM)]


ENDOWMENTS, GROWTH AND INCOME PORTFOLIO (SM)
INVESTMENT PORTFOLIO


July 31, 2005

Common stocks -- 88.43%                                                                                      Shares     Market value

INFORMATION TECHNOLOGY -- 14.47%
Texas Instruments Inc.                                                                                       78,000     $  2,477,280
Microsoft Corp.                                                                                              95,000        2,432,950
Intel Corp.                                                                                                  80,000        2,171,200
Cisco Systems, Inc.(1)                                                                                       78,000        1,493,700
Nokia Corp. (ADR)                                                                                            78,000        1,244,100
Oracle Corp.(1)                                                                                              85,000        1,154,300
International Business Machines Corp.                                                                        12,000        1,001,520
Analog Devices, Inc.                                                                                         20,000          784,000
Linear Technology Corp.                                                                                      15,000          582,900
Symbol Technologies, Inc.                                                                                    50,000          582,000
Hewlett-Packard Co.                                                                                          20,000          492,400
Dell Inc.(1)                                                                                                 12,000          485,640
EMC Corp.(1)                                                                                                 35,000          479,150
                                                                                                                          15,381,140

CONSUMER STAPLES -- 13.46%
Altria Group, Inc.                                                                                           44,000        2,946,240
Wal-Mart Stores, Inc.                                                                                        51,000        2,516,850
PepsiCo, Inc.                                                                                                32,000        1,744,960
Sara Lee Corp.                                                                                               62,000        1,235,660
Procter & Gamble Co.                                                                                         20,000        1,112,600
Walgreen Co.                                                                                                 22,000        1,052,920
Coca-Cola Co.                                                                                                20,000          875,200
L'Oreal SA                                                                                                   10,000          789,793
WD-40 Co.                                                                                                    26,000          746,980
General Mills, Inc.                                                                                          14,000          663,600
Avon Products, Inc.                                                                                          19,000          621,490
                                                                                                                          14,306,293

FINANCIALS -- 11.99%
American International Group, Inc.                                                                           29,000        1,745,800
American Express Co.                                                                                         29,000        1,595,000
Wells Fargo & Co.                                                                                            25,000        1,533,500
Berkshire Hathaway Inc., Class A(1)                                                                              15        1,252,500
Fulton Financial Corp.                                                                                       52,225          943,184
Bank of America Corp.                                                                                        20,000          872,000
Bank of New York Co., Inc.                                                                                   25,000          769,500
Jefferson-Pilot Corp.                                                                                        15,000          752,550
U.S. Bancorp                                                                                                 25,000          751,500
SunTrust Banks, Inc.                                                                                         10,000          727,200
St. Paul Travelers Companies, Inc.                                                                           15,000          660,300
Citigroup Inc.                                                                                               15,000          652,500
Marsh & McLennan Companies, Inc.                                                                             17,000          492,490
                                                                                                                          12,748,024

HEALTH CARE -- 11.76%
Medtronic, Inc.                                                                                              40,000        2,157,600
Sanofi-Aventis                                                                                               15,000        1,298,427
Eli Lilly and Co.                                                                                            22,000        1,239,040
Roche Holding AG                                                                                              8,000        1,088,199
Johnson & Johnson                                                                                            17,000        1,087,320
Merck & Co., Inc.                                                                                            25,000          776,500
Novo Nordisk A/S, Class B                                                                                    15,000          775,799
Becton, Dickinson and Co.                                                                                    14,000          775,180
Medco Health Solutions, Inc.(1)                                                                              15,000          726,600
Abbott Laboratories                                                                                          15,000          699,450
Pfizer Inc                                                                                                   25,000          662,500
Amgen Inc.(1)                                                                                                 8,000          638,000
Bristol-Myers Squibb Co.                                                                                     23,000          574,540
                                                                                                                          12,499,155

CONSUMER DISCRETIONARY -- 10.14%
Lowe's Companies, Inc.                                                                                       28,000        1,854,160
Target Corp.                                                                                                 30,000        1,762,500
Walt Disney Co.                                                                                              52,000        1,333,280
Time Warner Inc.(1)                                                                                          78,000        1,327,560
Garmin Ltd.                                                                                                  22,000        1,207,580
Home Depot, Inc.                                                                                             20,000          870,200
Gannett Co., Inc.                                                                                            10,000          729,600
Delphi Corp.                                                                                                130,000          689,000
Gentex Corp.                                                                                                 30,000          534,600
TJX Companies, Inc.                                                                                          20,000          470,200
                                                                                                                          10,778,680

INDUSTRIALS -- 9.14%
3M Co.                                                                                                       24,000        1,800,000
Lockheed Martin Corp.                                                                                        25,000        1,560,000
United Technologies Corp.                                                                                    30,000        1,521,000
General Electric Co.                                                                                         40,000        1,380,000
General Dynamics Corp.                                                                                        8,000          921,520
Avery Dennison Corp.                                                                                         15,000          850,050
Illinois Tool Works Inc.                                                                                      7,000          599,550
Northrop Grumman Corp.                                                                                       10,000          554,500
Emerson Electric Co.                                                                                          8,000          526,400
                                                                                                                           9,713,020

ENERGY -- 7.95%
Exxon Mobil Corp.                                                                                            52,000        3,055,000
Royal Dutch Shell PLC, Class B (ADR)                                                                         38,000        2,419,460
Chevron Corp.                                                                                                37,000        2,146,370
Schlumberger Ltd.                                                                                            10,000          837,400
                                                                                                                           8,458,230

MATERIALS -- 2.63%
Air Products and Chemicals, Inc.                                                                             13,000          776,880
Alcoa Inc.                                                                                                   25,000          701,250
International Flavors & Fragrances Inc.                                                                      18,000          682,560
International Paper Co.                                                                                      20,000          632,000
                                                                                                                           2,792,690

TELECOMMUNICATION SERVICES -- 2.38%
Sprint Corp.                                                                                                 36,000    $     968,400
BellSouth Corp.                                                                                              32,000          883,200
Verizon Communications Inc.                                                                                  20,000          684,600
                                                                                                                           2,536,200

UTILITIES -- 2.14%
Duke Energy Corp.                                                                                            30,000          886,200
NSTAR                                                                                                        24,000          727,920
FirstEnergy Corp.                                                                                            13,267          660,431
                                                                                                                           2,274,551

MISCELLANEOUS -- 2.37%
Other common stocks in initial period of acquisition                                                                       2,526,249


Total common stocks (cost: $80,501,155)                                                                                   94,014,232



                                                                                                         Principal amount
Convertible securities -- 0.98%                                                                                (000)

INFORMATION TECHNOLOGY -- 0.98%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                                           $1,000        1,038,750


TOTAL CONVERTIBLE SECURITIES (cost: $1,092,882)                                                                            1,038,750



Short-term securities -- 10.28%

Harley-Davidson Funding Corp. 3.23% due 8/8/2005(2)                                                           1,700        1,698,779
Triple-A One Funding Corp. 3.38% due 8/24/2005(2)                                                             1,500        1,496,619
Coca-Cola Co. 3.21% due 8/9/2005                                                                              1,200        1,199,035
Scripps (E.W.) Co. 3.24% due 8/10/2005(2)                                                                       900          899,189
Park Avenue Receivables Co., LLC 3.40% due 8/25/2005(2)                                                         900          897,874
NetJets Inc. 3.33% due 9/9/2005(2)                                                                              850          846,853
Colgate-Palmolive Co. 3.22% due 8/4/2005(2)                                                                     800          799,714
IBM Corp. 3.24% due 8/17/2005                                                                                   800          798,775
CAFCO, LLC 3.37% due 8/30/2005(2)                                                                               750          747,893
Freddie Mac 3.25% due 8/23/2005                                                                                 700          698,545
Hershey Co. 3.22% due 8/16/2005(2)                                                                              600          599,140
General Electric Capital Corp. 3.29% due 8/1/2005                                                               250          249,931

TOTAL SHORT-TERM SECURITIES (cost: $10,932,347)                                                                           10,932,347


TOTAL INVESTMENT SECURITIES (cost: $92,526,384)                                                                          105,985,329
Other assets less liabilities                                                                                                324,810

NET ASSETS                                                                                                              $106,310,139


"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.




(1)  Security did not produce income during the last 12 months.

(2)  Purchased  in a private  placement  transaction;  resale  may be limited to
     qualified   institutional   buyers;   resale  to  the  public  may  require
     registration.  The  total  value  of all  such  restricted  securities  was
     $7,986,061, which represented 7.51% of the net assets of the fund.

ADR = American Depositary Receipts




ENDOWMENTS, BOND PORTFOLIO (SM)
INVESTMENT PORTFOLIO
July 31, 2005

                                                                                                         Principal amount
Bonds & notes -- 88.24%                                                                                       (000)     Market value

CORPORATE BONDS & NOTES -- 53.63%
Financials -- 19.16%
Washington Mutual, Inc. 5.625% 2007                                                                            $375         $381,082
Washington Mutual, Inc. 3.899% 2010(1)                                                                          400          401,080
Washington Mutual Bank, FA 6.875% 2011                                                                          250          274,389
PRICOA Global Funding I 4.20% 2010(2)                                                                           250          245,371
Prudential Holdings, LLC, Series C, 8.695% 2023(2,3)                                                            250          321,301
CIT Group Inc. 3.65% 2007                                                                                       125          122,617
CIT Group Inc. 7.375% 2007                                                                                      250          261,679
CIT Group Inc. 7.75% 2012                                                                                       125          144,141
EOP Operating LP 4.65% 2010                                                                                     200          196,432
EOP Operating LP 8.10% 2010                                                                                     125          141,672
EOP Operating LP 6.75% 2012                                                                                     125          136,787
Abbey National PLC 6.70% (undated)(1)                                                                           250          262,886
Abbey National PLC 7.35% (undated)(1)                                                                           200          206,586
Sumitomo Mitsui Banking Corp. 5.625% (undated)(1,2)                                                             450          449,168
USA Education, Inc. 5.625% 2007                                                                                 125          127,347
SLM Corp., Series A, 4.50% 2010                                                                                 325          321,646
XL Capital Ltd. 5.25% 2014                                                                                      300          297,491
Mangrove Bay Pass Through Trust 6.102% 2033(1,2)                                                                125          126,135
TuranAlem Finance BV 8.50% 2015(2)                                                                              400          413,000
AIG SunAmerica Global Financing XII 5.30% 2007(2)                                                               275          278,787
AIG SunAmerica Global Financing VII 5.85% 2008(2)                                                               125          128,948
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)(1,2)                                                      375          397,518
J.P. Morgan Chase & Co. 5.75% 2013                                                                              125          131,957
JPM Capital Trust I, cumulative capital securities trust, 7.54% 2027                                            200          214,137
Chuo Mitsui Trust and Banking Co., Ltd. 5.506% (undated)(1,2)                                                   350          338,694
Deutsche Bank Capital Funding Trust I, 7.872% (undated)(1,2)                                                    300          332,232
Lazard LLC 7.125% 2015(2)                                                                                       315          314,115
Banco Santander-Chile 5.375% 2014(2)                                                                            300          303,074
BNP Paribas 5.186% noncumulative (undated)(1,2)                                                                 300          298,310
Countrywide Home Loans, Inc., Series L, 4.00% 2011                                                              300          285,825
Development Bank of Singapore Ltd. 7.875% 2009(2)                                                               250          279,285
Downey Financial Corp. 6.50% 2014                                                                               250          259,948
United Overseas Bank Ltd. 5.375% 2019(1,2)                                                                      250          253,412
Citigroup Inc. 4.625% 2010                                                                                      250          250,095
Bayerische Landesbank, Series F, 2.50% 2006                                                                     250          247,539
Berkshire Hathaway Finance Corp. 4.125% 2010                                                                    250          244,824
Liberty Mutual Group Inc. 6.50% 2035(2)                                                                         250          242,170
Hospitality Properties Trust 6.75% 2013                                                                         215          231,681
Barclays Bank PLC, Series 1, 6.278% noncumulative preferred (undated)(1)                                        200          205,124
MBNA Global Capital Funding, Series B, 4.01% 2027(1)                                                            200          195,934
Kimco Realty Corp., Series C, 4.82% 2014                                                                        200          194,841
Nationwide Mutual Insurance Co. 7.875% 2033(2)                                                                  125          153,578
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)(1,2)                                           125          135,728
First Industrial, LP 6.875% 2012                                                                                125          134,288
Household Finance Corp. 6.375% 2011                                                                             125          134,143
Rouse Co. 7.20% 2012                                                                                            125          132,234
United Dominion Realty Trust, Inc. 6.50% 2009                                                                   125          132,105
ReliaStar Financial Corp. 8.00% 2006                                                                            125          129,927
ProLogis Trust 7.05% 2006                                                                                       125          127,523
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007(2)                                                125          126,615
Allstate Financial Global Funding LLC 5.25% 2007(2)                                                             125          126,563
CNA Financial Corp. 5.85% 2014                                                                                  125          125,781
Simon Property Group, LP 4.875% 2010                                                                            125          124,790
Hartford Financial Services Group, Inc. 2.375% 2006                                                             125          123,110
HBOS Treasury Services PLC 3.75% 2008(2)                                                                        125          122,439
John Hancock Global Funding II, Series 2004-A, 3.50% 2009(2)                                                    125          120,365
                                                                                                                          12,408,449

Consumer Discretionary -- 12.03%
Residential Capital Corp. 6.375% 2010(2)                                                                        250          254,283
General Motors Acceptance Corp. 7.75% 2010                                                                      245          247,578
General Motors Acceptance Corp. 7.25% 2011                                                                      555          541,203
General Motors Acceptance Corp. 5.53% 2014(1)                                                                   250          227,920
General Motors Corp. 8.25% 2023                                                                                 150          135,000
General Motors Acceptance Corp. 8.00% 2031                                                                      125          121,576
Ford Motor Credit Co. 7.375% 2009                                                                               200          199,734
Ford Motor Credit Co. 7.875% 2010                                                                               600          606,190
Ford Motor Credit Co. 7.375% 2011                                                                               200          198,918
Ford Motor Co. 7.45% 2031                                                                                       100           85,005
Comcast Cable Communications, Inc. 8.375% 2007                                                                  125          133,058
Tele-Communications, Inc. 9.80% 2012                                                                            215          268,641
Tele-Communications, Inc. 7.875% 2013                                                                           250          292,128
Comcast Corp. 6.50% 2015                                                                                        125          137,213
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                          600          669,862
DaimlerChrysler North America Holding Corp. 7.30% 2012                                                          125          138,472
Toll Brothers, Inc. 6.875% 2012                                                                                 375          411,192
Toll Brothers Finance Corp. 5.15% 2015(2)                                                                       200          195,561
Clear Channel Communications, Inc. 6.625% 2008                                                                  125          128,826
Clear Channel Communications, Inc. 7.65% 2010                                                                   250          267,342
Centex Corp. 4.75% 2008                                                                                         150          149,771
Centex Corp. 5.25% 2015                                                                                         200          196,735
ArvinMeritor, Inc. 6.625% 2007                                                                                  250          255,000
Harrah's Operating Co., Inc. 5.625% 2015(2)                                                                     250          253,746
MDC Holdings, Inc. 5.50% 2013                                                                                   250          250,913
Ryland Group, Inc. 5.375% 2012                                                                                  250          248,382
Viacom Inc. 6.625% 2011                                                                                         210          222,289
Toys "R" Us, Inc. 7.875% 2013                                                                                   215          191,350
AOL Time Warner Inc. 7.625% 2031                                                                                125          154,507
Pulte Homes, Inc. 8.125% 2011                                                                                   125          142,745
Univision Communications Inc. 7.85% 2011                                                                        125          139,702
Hyatt Equities, LLC 6.875% 2007(2)                                                                              125          128,093
Carnival Corp. 3.75% 2007                                                                                       125          122,930
Liberty Media Corp. 8.25% 2030                                                                                   75           75,877
                                                                                                                           7,791,742

Industrials -- 6.82%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011(3)                                            385          380,940
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022(3)                                            207          209,750
John Deere Capital Corp. 3.90% 2008                                                                             125          123,447
Deere & Co. 8.95% 2019                                                                                          370          423,420
Northwest Airlines Trust, Series 2, Class A, 9.25% 2014(3)                                                      136          139,345
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020(3)                                                195          208,304
Northwest Airlines, Inc., Series 2001-1, Class A-1, 7.041% 2023(3)                                              179          170,724
Hutchison Whampoa International Ltd. 7.00% 2011(2)                                                              375          409,434
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012(3)                                               389          404,936
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013(2,3)                              343          367,732
Bombardier Inc. 6.30% 2014(2)                                                                                   375          354,375
Cendant Corp. 7.375% 2013                                                                                       250          282,384
General Electric Capital Corp., Series A, 5.375% 2007                                                           125          127,144
General Electric Capital Corp., Series A, 6.00% 2012                                                            125          133,912
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012                                                     200          186,115
Tyco International Group SA 6.375% 2011                                                                         150          162,700
Caterpillar Financial Services Corp. 4.30% 2010                                                                 125          123,309
Union Pacific Railroad Co. Pass Through Trust, Series 2003-1, 4.698% 2024(3)                                    125          120,871
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023(2,3)                 84           84,954
Jet Equipment Trust, Series 1994-A, 11.79% 2013(2,4)                                                            750               75
                                                                                                                           4,413,871

Telecommunication Services -- 4.85%
AT&T Wireless Services, Inc. 7.875% 2011                                                                        200          229,362
AT&T Wireless Services, Inc. 8.125% 2012                                                                        350          413,925
SBC Communications Inc. 5.10% 2014                                                                              550          553,997
France Telecom 8.50% 2011(1)                                                                                    400          458,605
ALLTEL Corp. 4.656% 2007                                                                                        300          301,080
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                                 250          253,533
Qwest Services Corp. 13.50% 2010                                                                                176          203,280
Deutsche Telekom International Finance BV 8.75% 2030(1)                                                         125          167,723
BellSouth Corp. 5.20% 2016                                                                                      150          150,514
TELUS Corp. 8.00% 2011                                                                                          125          144,501
Koninklijke KPN NV 8.00% 2010                                                                                   125          142,709
Telecom Italia Capital SA 4.95% 2014(2)                                                                         125          122,746
                                                                                                                           3,141,975

Utilities -- 4.39%
FPL Energy American Wind, LLC 6.639% 2023(2,3)                                                                  267          285,750
FPL Energy National Wind, LLC 5.608% 2024(2,3)                                                                  245          245,507
Midwest Generation, LLC, Series B, 8.56% 2016(3)                                                                 95          105,318
Homer City Funding LLC 8.734% 2026(3)                                                                           298          354,894
Commonwealth Edison Co., Series 99, 3.70% 2008                                                                  125          122,682
Exelon Generation Co., LLC 6.95% 2011                                                                           300          331,343
Reliant Energy Resources Corp. 7.75% 2011                                                                       250          283,115
AES Ironwood, LLC 8.857% 2025(3)                                                                                237          273,213
NiSource Finance Corp. 7.625% 2005                                                                              250          252,510
Constellation Energy Group, Inc. 6.125% 2009                                                                    200          210,070
Duke Capital Corp. 6.25% 2013                                                                                   125          134,073
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                                     125          126,663
PSEG Power LLC 3.75% 2009                                                                                       125          120,631
                                                                                                                           2,845,769

Materials -- 2.61%
Norske Skogindustrier ASA 7.625% 2011(2)                                                                        500          548,252
Georgia-Pacific Corp. 7.50% 2006                                                                                353          361,825
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009                                                    250          266,875
Weyerhaeuser Co. 6.75% 2012                                                                                     125          136,201
Phelps Dodge Corp. 6.125% 2034                                                                                  125          129,827
International Paper Co. 5.85% 2012                                                                              125          129,112
Dow Chemical Pass Through Trust, Series 2004, 4.027% 2009(2)                                                    125          120,984
                                                                                                                           1,693,076

Health Care -- 1.51%
Cardinal Health, Inc. 6.75% 2011                                                                                250          272,603
Cardinal Health, Inc. 4.00% 2015                                                                                200          182,299
Health Net, Inc. 9.875% 2011(1)                                                                                 125          146,831
Humana Inc. 7.25% 2006                                                                                          125          127,838
UnitedHealth Group Inc. 5.20% 2007                                                                              125          126,298
Amgen Inc. 4.00% 2009                                                                                           125          122,507
                                                                                                                             978,376

Energy -- 1.06%
Tengizchevroil Finance Co. S.ar.l., Series A, 6.124% 2014(2,3)                                                  300          305,625
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(2,3)                                                      224          218,836
Devon Energy Corp. 7.95% 2032                                                                                   125          161,972
                                                                                                                             686,433

Consumer Staples -- 0.62%
Delhaize America, Inc. 8.125% 2011                                                                              250          280,062
CVS Corp. 6.117% 2013(2,3)                                                                                      113          118,478
                                                                                                                             398,540

Information Technology -- 0.58%
Jabil Circuit, Inc. 5.875% 2010                                                                                 125          128,664
Electronic Data Systems Corp., Series B, 6.50% 2013(1)                                                          125          126,872
Chartered Semiconductor Manufacturing Ltd. 6.375% 2015                                                          125          123,216
                                                                                                                             378,752

MORTGAGE- AND ASSET-BACKED OBLIGATIONS(3) -- 17.85%
Fannie Mae, Series 2000-T5B, 7.30% 2010                                                                         250          279,078
Fannie Mae, Series 2001-T6B, 6.088% 2011                                                                        250          268,240
Fannie Mae 6.00% 2016                                                                                            34           34,912
Fannie Mae, Series 2001-4, Class GA, 10.242% 2025(1)                                                             54           60,892
Fannie Mae 7.00% 2026                                                                                            29           30,678
Fannie Mae 6.50% 2031                                                                                            23           23,461
Fannie Mae 7.00% 2031                                                                                            17           18,142
Fannie Mae 7.50% 2031                                                                                            12           13,269
Fannie Mae, Series 2001-20, Class C, 11.989% 2031(1)                                                             54           62,139
Fannie Mae 6.00% 2034                                                                                           236          240,853
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                               37           38,787
Government National Mortgage Assn. 8.50% 2008                                                                    16           16,345
Government National Mortgage Assn. 10.00% 2020                                                                   65           75,255
Government National Mortgage Assn. 7.00% 2034                                                                   183          194,246
Government National Mortgage Assn. 5.50% 2035                                                                   250          252,842
Government National Mortgage Assn. 5.50% 2035                                                                   233          235,402
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009(2)                                       500          499,900
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2010(2)                                        250          245,850
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030                                375          393,862
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032                               250          273,730
CWABS, Inc., Series 2004-15, Class AF-4, 4.614% 2032                                                            382          374,904
CWABS, Inc., Series 2004-15, Class AF-5, 5.227% 2035                                                            250          247,644
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.213% 2030(1)                                        250          263,679
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.213% 2030(1)                                        250          260,924
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035(2)                                              200          197,860
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035(2)                                                 325          321,490
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030                                          489          510,597
Freddie Mac 8.75% 2008                                                                                            6            6,228
Freddie Mac 4.00% 2015                                                                                          237          228,538
Freddie Mac 6.00% 2034                                                                                          197          201,334
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                               55           54,889
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035                       220          216,355
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035                       250          270,224
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2, 5.935% 2034                               64           64,542
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039                               255          247,383
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040                               124          129,396
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035                              399          412,048
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II, 4.337% 2034(1)                    411          404,817
Wells Fargo Home Equity Trust, Series 2004-2, Class AI-5, 4.89% 2028                                            334          328,823
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026(2)                                                      299          322,136
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-B-1, 8.395% 2016                                   89           91,124
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020                                     200          210,118
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035                             250          262,430
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                              250          258,459
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042                                250          250,656
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 3.69% 2035(1)                          250          250,195
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046                250          249,458
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012                                          250          247,161
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035                                    244          246,408
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025                                         125          140,544
Chase Manhattan Bank -- First Union National Bank, Commercial Mortgage Trust, Series 1999-1,
        Class B, 7.619% 2031                                                                                    125          138,169
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                          125          131,953
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011(2)                                  118          124,065
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011(2)                                          121          121,729
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.706% 2034(1)                                         100           99,834
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A-3, 6.869% 2029                                87           90,699
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41% 2010(2)                            78           77,346
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.229% 2034(1)                          73           72,727
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.544% 2027(1)(,2)                                  62           63,706
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                            57           58,308
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.007% 2033(1)                                               57           55,808
                                                                                                                          11,562,591

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES -- 13.98%
U.S. Treasury 5.75% 2005                                                                                        500          503,085
U.S. Treasury 10.75% 2005                                                                                       350          350,983
U.S. Treasury 3.625% 2008(5)                                                                                    301          315,225
U.S. Treasury 3.625% 2009                                                                                       500          490,900
U.S. Treasury 3.875% 2009(5)                                                                                    593          635,950
U.S. Treasury 14.00% 2011                                                                                       450          506,250
U.S. Treasury 2.00% 2014(5)                                                                                     263          265,375
U.S. Treasury 12.50% 2014                                                                                     1,200        1,567,128
U.S. Treasury 6.875% 2025                                                                                       825        1,074,562
Freddie Mac 1.875% 2006                                                                                          50           49,441
Freddie Mac 6.625% 2009                                                                                       1,500        1,626,525
Freddie Mac 5.75% 2010                                                                                    (euro)250          346,136
Federal Home Loan Bank 2.00% 2006                                                                              $410          405,699
Federal Home Loan Bank 2.375% 2006                                                                              390          385,620
Federal Home Loan Bank 5.823% 2009                                                                              250          261,102
Fannie Mae 6.25% 2011                                                                                           250          268,245
                                                                                                                           9,052,226

MUNICIPALS -- 2.15%
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003, 4.375% 2019                                                                                   235          238,339
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003, 6.125% 2024                                                                                   125          141,565
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003-A1, 6.25% 2033                                                                                 325          362,537
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
        Bonds, 6.125% 2027                                                                                      275          296,241
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2002-A, Class A, 6.72% 2025                                                                         175          172,669
State of North Carolina, Eastern Municipal Power Agency, Power System Revenue Refunding Bonds,
        Federally Taxable, Series 2003-E, 5.55% 2014                                                            125          125,203
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001-A, Class A, 6.36% 2025                                                                          58           57,845
                                                                                                                           1,394,399

NON-U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES -- 0.63%
Israel Government 7.50% 2014                                                                                    935          225,739
United Mexican States Government Global 11.375% 2016                                                            125          183,437
                                                                                                                             409,176


TOTAL BONDS & NOTES (COST: $56,560,637)                                                                                   57,155,375



                                                                                                          Shares or
Convertible securities -- 0.58%                                                                       principal amount

TELECOMMUNICATION SERVICES -- 0.52%
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005                                       (euro)250,000          334,055

CONSUMER DISCRETIONARY -- 0.06%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                             1,000 shares    41,710


TOTAL CONVERTIBLE SECURITIES (cost: $292,280)                                                                                375,765




Preferred stocks -- 5.72%                                                                                    Shares     Market value

FINANCIALS -- 5.72%
Fannie Mae, Series O, 7.00% preferred(2)                                                                     15,000  $       835,313
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred(1,2)                                         375,000          400,046
BNP Paribas Capital Trust 9.003% noncumulative trust preferred(1,2)                                         150,000          178,179
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred(1,2)                    400,000          479,403
Royal Bank of Scotland Group PLC, Series 3 Preference Shares, 7.816%(1)                                     425,000          431,401
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred(1,2)                                       360,000          403,938
ING Capital Funding Trust III 8.439% noncumulative preferred(1)                                             250,000          290,401
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                                   10,000          274,500
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities(2)                       10,000          271,563
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares(1,2)                 125,000          140,893

Total preferred stocks (cost: $3,451,887)                                                                                  3,705,637


                                                                                                      Principal amount
Short-term securities -- 4.48%                                                                               (000)

Wal-Mart Stores Inc. 3.23% due 8/2/2005(2)                                                                   $1,200        1,199,785
Bellsouth Corp. 3.24% due 8/3/2005(2)                                                                         1,000          999,730
General Electric Capital Corp. 3.29% due 8/1/2005                                                               700          699,808

TOTAL SHORT-TERM SECURITIES (cost: $2,899,323)                                                                             2,899,323


TOTAL INVESTMENT SECURITIES (cost: $63,204,127)                                                                           64,136,100
Other assets less liabilities                                                                                                636,919

NET ASSETS                                                                                                               $64,773,019


(1)  Coupon rate may change periodically.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $16,404,171, which represented 25.33% of the net assets of the fund.

(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(4) Company not making scheduled interest payments; bankruptcy proceedings pending.

(5) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements




FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
at July 31, 2005
                                                                                                Growth and Income    Bond Portfolio
                                                                                                        Portfolio
Assets:
 Investment securities at market (cost: $92,526,384 and $63,204,127, respectively)                   $105,985,329      $64,136,100
 Cash                                                                                                      92,775           98,733
 Receivables for:
  Sales of investments                                                                                    437,644          103,559
  Sales of fund's shares                                                                                   39,391           32,229
  Dividends and interest                                                                                  133,191          838,393
  Total assets                                                                                        106,688,330       65,209,014

Liabilities:
 Payables for:
  Purchases of investments                                                                                300,006          373,184
  Investment advisory services                                                                             39,986           24,621
  Other fees and expenses                                                                                  38,199           38,190
  Total liabilities                                                                                       378,191          435,995
Net assets at July 31, 2005                                                                          $106,310,139      $64,773,019

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                     $89,167,780      $64,643,567
 Undistributed (distributions in excess of) net investment income                                         342,356         (363,031)
 Undistributed (accumulated) net realized gain (loss)                                                   3,341,716         (438,298)
 Net unrealized appreciation                                                                           13,458,287          930,781
Net assets at July 31, 2005                                                                          $106,310,139      $64,773,019

Shares of beneficial interest issued and outstanding - unlimited shares authorized
 Shares outstanding                                                                                     7,112,686        3,896,560
 Net asset value per share                                                                                $ 14.95          $ 16.62


STATEMENTS OF OPERATIONS
for the year ended July 31, 2005

Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $18,569 on Growth and Income Portfolio)                                             $1,875,999          $68,197
  Interest                                                                                                373,525        3,295,952
  Total income                                                                                          2,249,524        3,364,149
 Fees and expenses:
  Investment advisory services                                                                            498,032          316,152
  Transfer agent services                                                                                     463              410
  Reports to shareholders                                                                                  18,868           12,099
  Registration statement and prospectus                                                                    15,776           11,821
  Trustees' compensation                                                                                   61,098           39,268
  Trustees' travel expenses                                                                                18,674           12,038
  Auditing                                                                                                 38,077           38,077
  Legal                                                                                                    26,956           26,956
  Custodian                                                                                                 1,189              783
  Other                                                                                                     9,662            9,655
  Total fees and expenses before waiver                                                                   688,795          467,259
 Less waiver of fees and expenses:
  Investment advisory services                                                                             31,558           19,876
  Total fees and expenses after waiver                                                                    657,237          447,383
 Net investment income                                                                                  1,592,287        2,916,766


Net realized gain and unrealized
 appreciation (depreciation) on investments
 and non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                                                           4,303,304          604,319
  Non-U.S. currency transactions                                                                            9,203              (44)
                                                                                                        4,312,507          604,275
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                           3,706,557         (467,260)
  Non-U.S. currency translations                                                                             (672)          (1,036)
                                                                                                        3,705,885         (468,296)

 Net realized gain and unrealized appreciation (depreciation)
        on investments and non-U.S. currency                                                            8,018,392          135,979
Net increase in net assets resulting
 from operations                                                                                       $9,610,679       $3,052,745


See Notes to Financial Statements


GROWTH AND INCOME PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                       Year ended       Year ended
                                                                                                         July 31,         July 31,
                                                                                                             2005             2004
Operations:
 Net investment income                                                                                 $1,592,287       $1,229,871
 Net realized gain on investments and
  non-U.S. currency transactions                                                                        4,312,507        3,632,725
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                                     3,705,885        5,609,071
  Net increase in net assets
   resulting from operations                                                                            9,610,679       10,471,667

Dividends and distributions paid to shareholders:
 Dividends from net investment income                                                                  (1,400,093)      (1,232,643)
 Distributions from net realized gain on investments                                                   (2,564,054)               -
  Total dividends and distributions paid to shareholders                                               (3,964,147)      (1,232,643)

Capital share transactions                                                                             10,635,416        4,876,726

Total increase in net assets                                                                           16,281,948       14,115,750

Net assets:
 Beginning of year                                                                                     90,028,191       75,912,441
 End of year (including undistributed
  net investment income: $342,356 and $146,581, respectively)                                        $106,310,139      $90,028,191




BOND PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                       Year ended       Year ended
                                                                                                         July 31,         July 31,
                                                                                                             2005             2004
Operations:
 Net investment income                                                                                 $2,916,766       $2,932,360
 Net realized gain on investments and
  non-U.S. currency transactions                                                                          604,275        1,426,099
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                                      (468,296)        (673,211)
  Net increase in net assets
   resulting from operations                                                                            3,052,745        3,685,248

Dividends paid to shareholders from net investment income                                              (3,464,879)      (3,167,410)

Capital share transactions                                                                              5,960,099         (210,166)

Total increase in net assets                                                                            5,547,965          307,672

Net assets:
 Beginning of year                                                                                     59,225,054       58,917,382
 End of year (including distributions in excess of
  net investment income: $363,031 and $612,315, respectively)                                         $64,773,019      $59,225,054


See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - ENDOWMENTS (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

         SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the trust's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         MORTGAGE DOLLAR ROLLS - Bond Portfolio may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. withholding taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; paydowns on investments; net capital losses; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. As of July 31, 2005, the cost of investment securities for federal income tax purposes was $92,528,502 and $63,880,899 for Growth and Income Portfolio and Bond Portfolio, respectively.

During the year ended July 31, 2005, the Growth and Income Portfolio reclassified $3,581 to undistributed net investment income and $5,622 to capital paid in on shares of beneficial interest from undistributed net realized gains and Bond Portfolio reclassified $797,397 to undistributed net investment income and $726 to capital paid in on shares of beneficial interest from undistributed net realized gains to align financial reporting with tax reporting.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                GROWTH AND INCOME        BOND PORTFOLIO
                                                                                   PORTFOLIO

Undistributed net investment income and non-U.S. currency gains                      $344,475               $324,856
Loss deferrals related to non-U.S. currency that were realized during the period            -                    (63)
        November 1, 2004 through July 31, 2005
Undistributed short-term capital gains                                                477,502                      -
Undistributed long-term capital gains                                               2,864,213                      -
Short-term and long-term capital loss deferrals                                             -               (438,298)
Gross unrealized appreciation on investment securities                             15,726,068              1,664,147
Gross unrealized depreciation on investment securities                             (2,269,241)            (1,408,946)
Net unrealized appreciation on investment securities                               13,456,827                255,201

For Bond Portfolio, short-term and long-term capital loss deferrals above include a capital loss carryforward of $197,714 expiring in 2011 and reflect the utilization of a capital loss carryforward of $46,737. The capital loss carryforward for Bond Portfolio will be used to offset any capital gains realized by the fund in future years through the expiration date. The funds will not make distributions from capital gains while a capital loss carryforward remains in that fund. Also included in short-term and long-term capital loss deferrals for Bond Portfolio are capital loss deferrals of $240,584 that were realized during the period November 1, 2004 through July 31, 2005. During the year ended July 31, 2005, the funds realized, on a tax basis, net capital gains of $4,303,304 and $46,737 for Growth and Income Portfolio and Bond Portfolio, respectively.

For the year ended July 31, 2005, distributions from realized long-term capital gains were $2,564,054 for Growth and Income Portfolio.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the funds' investment adviser, is the parent company of American Funds Service Company ("AFS"), the funds' transfer agent.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of each fund's daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of each fund. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2005, no such fee reduction was required, but CRMC is voluntarily waiving a portion of the investment advisory services fees. From September 1, 2004, through March 31, 2005, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended July 31, 2005, total investment advisory services fees waived by CRMC were $31,558 and $19,876 for Growth and Income Portfolio and Bond Portfolio, respectively. As a result, the fees shown on the accompanying financial statements of $498,032 and $316,152 for Growth and Income Portfolio and Bond Portfolio, respectively, were both reduced to an annualized rate of 0.468% of average daily net assets.

TRANSFER AGENT SERVICES - The funds have a transfer agent agreement with AFS. Under this agreement, the funds compensate AFS for transfer agent services including shareholder recordkeeping and communications.


AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the trust are or may be considered to be affiliated with CRMC and AFS. No affiliated officers or Trustees received any compensation directly from the funds.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the funds were as follows:



                                              Sales                Reinvestments of dividends           Repurchases
                                                                       and distributions

                                        Amount       Shares           Amount       Shares            Amount       Shares
YEAR ENDED JULY 31, 2005
Growth and Income Portfolio          $12,669,940     869,849      $ 3,499,712     240,757       $ (5,534,236)    (383,646)
Bond Portfolio                         7,665,322     455,477        2,628,385     157,099         (4,333,608)    (259,090)

YEAR ENDED JULY 31, 2004
Growth and Income Portfolio          $11,072,274     797,740        $ 954,392      69,102       $ (7,149,940)    (519,826)
Bond Portfolio                         8,137,204     482,260        2,552,116     152,086        (10,899,486)    (646,832)


                                            Net increase
                                             (decrease)

                                         Amount       Shares
Year ended July 31, 2005
Growth and Income Portfolio         $ 10,635,416     726,960
Bond Portfolio                         5,960,099     353,486


Year ended July 31, 2004             $ 4,876,726     347,016
Growth and Income Portfolio             (210,166)    (12,486)
Bond Portfolio


6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $37,261,664 and $35,074,152 and sales of investment securities of $27,501,497 and $30,242,920, respectively, during the year ended July 31, 2005. Short-term securities were excluded.

The funds receive a reduction in their custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2005, the custodian fees of $1,189 and $783, shown on the accompanying financial statements for Growth and Income Portfolio and Bond Portfolio, respectively, includes $1,134 and $716 that were offset by this reduction, rather than paid in cash.




FINANCIAL HIGHLIGHTS

                                                          Income from investment operations(1)
                                                                                                             Net
                                           Net asset                                                    gains (losses)
                                             value,                       Net                           on securities
                                           beginning                   investment                       (both realized
GROWTH AND INCOME PORTFOLIO                 of year                      income                        and unrealized)

 Year ended 7/31/2005                        $14.10                      $.24                              $1.20
 Year ended 7/31/2004                         12.57                       .20                               1.53
 Year ended 7/31/2003                         11.61                       .22                                .94
 Year ended 7/31/2002                         13.11                       .23                              (1.33)
 Year ended 7/31/2001                         11.94                       .30                               1.81


                                                             Dividends and distributions

                                                                       Dividends
                                            Total from                (from net                Distributions             Total
                                            investment                investment               (from capital         dividends and
GROWTH AND INCOME PORTFOLIO                 operations                 income)                    gains)             distributions

 Year ended 7/31/2005                         $1.44                    $(.21)                     $(.38)                $(.59)
 Year ended 7/31/2004                          1.73                     (.20)                        -                   (.20)
 Year ended 7/31/2003                          1.16                     (.20)                        -                   (.20)
 Year ended 7/31/2002                         (1.10)                    (.24)                      (.16)                 (.40)
 Year ended 7/31/2001                          2.11                     (.34)                      (.60)                 (.94)



                                            Net asset                                               Net assets,
                                            value, end                  Total                      end of period
GROWTH AND INCOME PORTFOLIO                  of year                   return                      (in millions)

 Year ended 7/31/2005                        $14.95                     10.33%                         $106
 Year ended 7/31/2004                         14.10                     13.81                            90
 Year ended 7/31/2003                         12.57                     10.18                            76
 Year ended 7/31/2002                         11.61                     (8.60)                           63
 Year ended 7/31/2001                         13.11                     18.23                            61




                                             Ratio of                  Ratio of
                                            expenses to               expenses to                       Ratio of
                                            average net               average net                      net income
                                           assets before             assets after                      to average
GROWTH AND INCOME PORTFOLIO                   waivers                 waivers (2)                      net assets

 Year ended 7/31/2005                           .69%                      .66%                            1.60%
 Year ended 7/31/2004                           .64                       .64                             1.43
 Year ended 7/31/2003                           .68                       .68                             1.88
 Year ended 7/31/2002                           .66                       .66                             1.81
 Year ended 7/31/2001                           .71                       .71                             2.32





                                                        Income from investment operations(1)
                                                                                                           Net
                                           Net asset                                                  gains (losses)
                                             value,                      Net                          on securities
                                           beginning                  investment                      (both realized
BOND PORTFOLIO                              of year                     income                       and unrealized)

 Year ended 7/31/2005                        $16.72                      $.78                             $.05
 Year ended 7/31/2004                         16.57                       .83                              .22
 Year ended 7/31/2003                         15.93                       .89                              .77
 Year ended 7/31/2002                         16.56                       .99                             (.53)
 Year ended 7/31/2001                         15.79                      1.16                              .77


                                                            Dividends and distributions

                                                                       Dividends
                                            Total from               (from net                Distributions             Total
                                            investment               investment               (from capital         dividends and
BOND PORTFOLIO                              operations                income)                    gains)             distributions

 Year ended 7/31/2005                          $.83                    $(.93)                      $-                  $(.93)
 Year ended 7/31/2004                          1.05                     (.90)                       -                   (.90)
 Year ended 7/31/2003                          1.66                    (1.02)                       -                  (1.02)
 Year ended 7/31/2002                           .46                    (1.09)                       -                  (1.09)
 Year ended 7/31/2001                          1.93                    (1.16)                       -                  (1.16)



                                            Net asset                                               Net assets,
                                            value, end                  Total                      end of period
BOND PORTFOLIO                               of year                   return                      (in millions)

 Year ended 7/31/2005                        $16.62                      5.07%                          $65
 Year ended 7/31/2004                         16.72                      6.37                            59
 Year ended 7/31/2003                         16.57                     10.64                            59
 Year ended 7/31/2002                         15.93                      2.82                            50
 Year ended 7/31/2001                         16.56                     12.67                            46



                                             Ratio of                  Ratio of
                                            expenses to               expenses to                       Ratio of
                                            average net               average net                      net income
                                           assets before             assets after                      to average
BOND PORTFOLIO                                waivers                 waivers (2)                      net assets

 Year ended 7/31/2005                           .74%                      .71%                            4.61%
 Year ended 7/31/2004                           .70                       .70                             4.93
 Year ended 7/31/2003                           .71                       .71                             5.38
 Year ended 7/31/2002                           .70                       .70                             6.07
 Year ended 7/31/2001                           .79                       .75                             7.18



                                          Year ended July 31
Portfolio turnover rate                           2005              2004            2003           2002         2001

Growth and Income Portfolio                       31%                32%            29%             50%          49%
Bond Portfolio                                    51%                36%            25%             70%          48%




(1)  Based on average shares outstanding.

(2) The ratios in this column reflect the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC waived fees for investment advisory services.


See Notes to Financial Statements




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of ENDOWMENTS:

We have audited the accompanying statement of assets and liabilities of ENDOWMENTS (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolio, as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ENDOWMENTS as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
Costa Mesa, CA
September 9, 2005




TAX INFORMATION                                                       unaudited

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Growth and Income Portfolio and Bond Portfolio fiscal year ending July 31, 2005. Much of the information provided below does not apply to most shareholders of these funds.

Certain shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, 100% of the dividends paid by the Growth and Income Portfolio from ordinary income earned during the fiscal year are considered qualified dividend income. Bond Portfolio paid out dividends of $47,000 from ordinary income earned during the fiscal year that are considered qualified dividend income.

Certain states may exempt from income taxation that portion of dividends paid by the funds from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $28,000 and $503,000 of the dividends paid from ordinary income earned by Growth and Income Portfolio and Bond Portfolio, respectively, during the fiscal year were derived from interest on direct U.S. government obligations.

ADDITIONAL TAX INFORMATION WILL BE MAILED IN EARLY 2006 TO APPLICABLE SHAREHOLDERS TO HELP DETERMINE CALENDAR YEAR AMOUNTS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                   Endowments

                                     Part C
                                Other Information


Item 23. Exhibits for Registration Statement (1940 Act No. 2-34371 and 1933 Act No. 811-1884)

(a-1) Certificate of Trust and Trust Instrument - previously filed (see P/E Amendment No. 46 filed 5/15/98 and No. 55 filed 10/1/04)

(a-2)    Trust Instrument Supplemental as of 5/17/05

(b)      By-laws as amended 5/17/05

(c)      None

(d)      Amended Investment Advisory and Service Agreements as of 7/28/99

(e)      Underwriting contracts - none

(f)      Bonus or profit sharing contracts - none

(g-1) Form of Global Custody Agreement - previously filed (see P/E Amendment No. 52 filed 9/27/01)

(g-2)    Form of JPMorgan Chase Supplemental Agreement

(h-1) Amended Shareholder Services Agreement as of 8/31/99 and amended as of 8/1/02

(h-2) Form of Indemnification Agreement dated July 1, 2004 - previously filed (see P/E Amendment No. 55 filed 10/1/04)

(i)      Legal Opinion - previously filed (see P/E Amendment No. 47 filed
         7/31/98)

(j)      Consent of Independent Registered Public Accounting Firm

(k)      Omitted financial statements - none

(l)      Initial capital agreements - not applicable to this filing

(m)      Rule 12b-1 plan - none

(n)      Rule 18f-3 plan - none

(o)      Reserved

(p) Codes of Ethics for the Capital Group Companies dated July 2005 and Code of Ethics for Registrant dated December 2004


                              Endowments - Page-C1

Item 24.          Persons Controlled by or under Common Control with the Fund.
                  -----------------------------------------------------------

                  None.


Item 25.          Indemnification.

                  The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

                  Article X of the Registrant's Certificate of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an "interested person" of the Registrant (as defined under the Investment Company Act of 1940), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).


Item 26.          Business and Other Connections of the Investment Adviser.

                  None.


                                              Endowments - Page-C2

Item 27.          Principal Underwriters.

                  (a)  Not Applicable.
                  (b)  Not Applicable.
                  (c)  Not Applicable.


Item 28.          Location of Accounts and Records.

                  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940 are maintained and held in the offices of the Registrant's investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower (Suite 1800), San Francisco, California 94105.

                  Registrant's records covering shareholder accounts are maintained and kept by the Trust's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 10001 North 92nd Street, Suite 100, Scottsdale, Arizona 85258; 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

                  Registrant's records covering portfolio transactions are also maintained and kept by the Trust's custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.


Item 29.          Management Services.

                  None.


Item 30.          Undertakings.

                  None.

                              Endowments - Page-C3

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City and County of San Francisco, and State of California on the 26th day of September, 2005.

ENDOWMENTS


By /s/ Patrick F. Quan
---------------------------------------------------------------
Patrick F. Quan, Vice President and Secretary


                  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on September 26, 2005 by the following persons in the capacities indicated.


         Signature                                Title

(1) Principal Executive Officer:


         /s/ Robert G. O'Donnell                  Vice Chairman of the Board
         -----------------------
         (Robert G. O'Donnell)

(2)      Principal Financial Officer and Principal Accounting Officer:


         /s/ Susi M. Silverman                    Treasurer
         ---------------------
         (Susi M. Silverman)

(3) Trustees:
         Robert J. Denison*                       Trustee
         Steven D. Lavine*                        Trustee
         Joseph M. Lumarda*                       Trustee
         Patricia A. McBride*                     Chairman of the Board
                                                 (Independent and Non-Executive)
         Gail L. Neale*                           Trustee
         Thomas E. Terry*                         Trustee
         Robert C. Ziebarth*                      Trustee


*By /s/ Patrick F. Quan
--------------------------------------------
Patrick F. Quan, pursuant to a power of attorney filed herewith

                  Counsel represents that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).


/s/ Donald H. Rolfe
-----------------------------------------------------
Donald H. Rolfe, Counsel

                              Endowments - Page-C4

                                POWER OF ATTORNEY


     I, Robert J. Denison, the undersigned Board member of the following registered investment companies (collectively, the "Funds"):

-    Endowments
-    Fundamental Investors, Inc.
-    The Growth Fund of America, Inc.

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint


Vincent P. Corti
Chad L. Norton
Patrick F. Quan
Julie F. Williams
Rodney S. Kiemele
Steven I. Koszalka
Sheryl F. Johnson
Susi M. Silverman


each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


EXECUTED at Santa Fe, NM , this 6th day of July, 2005.
------------------------------------------------
            (City, State)



/s/ Robert J. Denison
----------------------------------
Robert J. Denison, Board member

                                POWER OF ATTORNEY


     I, Steven D. Lavine, the undersigned Board member of the following registered investment company:

-    Endowments

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Fund and do hereby constitute and appoint


Vincent P. Corti
Chad L. Norton
Patrick F. Quan
Julie F. Williams
Rodney S. Kiemele
Steven I. Koszalka
Susi M. Silverman


each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


EXECUTED at Los Angeles, CA , this 5th day of July, 2005.
---------------------------------------------------
             (City, State)



/s/ Steven D. Lavine
--------------------------------
Steven D. Lavine, Board member

                                POWER OF ATTORNEY


     I, Joseph M. Lumarda, the undersigned Board member of the following registered investment company:

-    Endowments

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Fund and do hereby constitute and appoint


Vincent P. Corti
Chad L. Norton
Patrick F. Quan
Julie F. Williams
Rodney S. Kiemele
Steven I. Koszalka
Susi M. Silverman


each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


EXECUTED at Pasadena, CA , this 5th day of July, 2005.
-----------------------------------------------
           (City, State)



/s/ Joseph M. Lumarda
----------------------------------------
Joseph M. Lumarda, Board member

                                POWER OF ATTORNEY


     I, Patricia A. McBride, the undersigned Board member of the following registered investment company:

-    Endowments

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Fund and do hereby constitute and appoint


Vincent P. Corti
Chad L. Norton
Patrick F. Quan
Julie F. Williams
Rodney S. Kiemele
Steven I. Koszalka
Susi M. Silverman


each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


EXECUTED at Dallas, TX , this 5th day of July, 2005.
---------------------------------------------
         (City, State)



/s/ Patricia A. McBride
---------------------------------------------------
Patricia A. McBride, Board member

                                POWER OF ATTORNEY


     I, Gail L. Neale, the undersigned Board member of the following registered investment companies (collectively, the "Funds"):

-    Capital Income Builder, Inc.
-    Capital World Growth and Income Fund, Inc.
-    Endowments
-    Fundamental Investors, Inc.
-    The Growth Fund of America, Inc.

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint


Vincent P. Corti
Chad L. Norton
Patrick F. Quan
Julie F. Williams
Rodney S. Kiemele
Steven I. Koszalka
Sheryl F. Johnson
Susi M. Silverman


each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


EXECUTED at Burlington, VT , this 6th day of July, 2005.
-------------------------------------------------
         (City, State)




/s/ Gail L. Neale
-----------------------------------------------
Gail L. Neale, Board member

                                POWER OF ATTORNEY


     I, Thomas E. Terry, the undersigned Board member of the following registered investment company:

              -   Endowments

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Fund and do hereby constitute and appoint


Vincent P. Corti
Chad L. Norton
Patrick F. Quan
Julie F. Williams
Rodney S. Kiemele
Steven I. Koszalka
Susi M. Silverman


each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


EXECUTED at Madison, WI , this 21st day of August, 2005.
-------------------------------------------------
          (City, State)



/s/ Thomas E. Terry
-----------------------------------------------
Thomas E. Terry, Board member

                                POWER OF ATTORNEY


     I, Robert C. Ziebarth, the undersigned Board member of the following registered investment company:

-    Endowments

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Fund and do hereby constitute and appoint


Vincent P. Corti
Chad L. Norton
Patrick F. Quan
Julie F. Williams
Rodney S. Kiemele
Steven I. Koszalka
Susi M. Silverman


each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Ketchum, ID , this 12th day of July, 2005.
-----------------------------------------------
          (City, State)



/s/ Robert C. Ziebarth
-------------------------------------------
Robert C. Ziebarth, Board member